                                                                    EXHIBIT 10.7

                                                                  Execution Copy

================================================================================

                              MARLIN LEASING CORP.,
                       Individually, and as the Servicer,

                      MARLIN LEASING RECEIVABLES CORP. IV,
                             as the Obligors' Agent,

                       MARLIN LEASING RECEIVABLES IV LLC,
                                 as the Obligor,

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                    as Agent

                           XL CAPITAL ASSURANCE, INC.
                         as the Series Support Provider

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee

================================================================================

                  AMENDED AND RESTATED SERIES 2000-A SUPPLEMENT

                           Dated as of August 7, 2001

                                     to the

            MASTER LEASE RECEIVABLES ASSET-BACKED FINANCING FACILITY
                                   AGREEMENT

                          Dated as of December 1, 2000

================================================================================

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ARTICLE I CREATION OF THE SERIES 2000-A NOTES...........................................................       1

         Section 1.01 Designation.......................................................................       1
         Section 1.02 Pledge of Series 2000-A Trust Estate..............................................       1
         Section 1.03 Payments..........................................................................       2
         Section 1.04 Assignment to a Group; Crossover Amounts..........................................       2

ARTICLE II DEFINITIONS..................................................................................       2

         Section 2.01 Definitions.......................................................................       2

ARTICLE III DISTRIBUTIONS AND STATEMENTS TO SERIES 2000-A NOTEHOLDER; SERIES SPECIFIC COVENANTS.........      26

         Section 3.01 Series 2000-A Accounts............................................................      26
         Section 3.02 Agent to Send Notice of Amounts Due...............................................      27
         Section 3.03 Distributions from Series 2000-A Facility Account.................................      27
         Section 3.04 Reporting and Review Requirements.................................................      33
         Section 3.05 Compliance With Withholding Requirements..........................................      36
         Section 3.06 Servicer Advances.................................................................      36
         Section 3.07 Special Representations, Covenants and Acknowledgements...........................      36
         Section 3.08 Hedging Arrangements..............................................................      41
         Section 3.09 Lockbox Account...................................................................      43
         Section 3.10 The Policy; Accrued Liabilities...................................................      43
         Section 3.11 Option to Purchase in Lieu of Draw................................................      44
         Section 3.12 Insurer Advances..................................................................      45
         Section 3.13 Replacement of Series Support Provider............................................      45

ARTICLE IV SERIES PRINCIPAL AMOUNT FOR SERIES 2000-A....................................................      46

         Section 4.01 Advances..........................................................................      46

ARTICLE V SERIES EVENTS OF DEFAULT......................................................................      48

         Section 5.01 Series Events of Default..........................................................      48
         Section 5.02 Direction by the Series Support Provider..........................................      52

ARTICLE VI PREPAYMENT AND REDEMPTION....................................................................      52

         Section 6.01 Mandatory Prepayment..............................................................      52
         Section 6.02 Optional Redemption...............................................................      53
         Section 6.03 Tender of Series 2000-A Note......................................................      53

ARTICLE VII MISCELLANEOUS...............................................................................      54

         Section 7.01 Agent Authorized to Act for the Purchasers; Notices...............................      54
         Section 7.02 Ratification of Master Agreement..................................................      54
         Section 7.03 Counterparts......................................................................      54
         Section 7.04 GOVERNING LAW.....................................................................      55
         Section 7.05 Amendments and Waivers............................................................      55
         Section 7.06 Non-petition Clause...............................................................      55
         Section 7.07 Certain Information...............................................................      55
         Section 7.08 Reserved..........................................................................      55
         Section 7.09 Termination.......................................................................      55
         Section 7.10 Series Support Provider...........................................................      55
         Section 7.11 Issuance of Additional Series of Notes............................................      56

EXHIBITS

Schedule 1        Interest Coverage Ratio

Schedule 2        Hedge Counterparties

Exhibit A         Form of Series 2000-A Note

Exhibit B         Form of Agent's Monthly Statement of Amounts Due

Exhibit C         Wire Instructions for Agent

Exhibit D         Form of Servicer's Certificate

Exhibit E         Forms of Contracts

Exhibit F         Certain Information

Exhibit G         Form of Pledge Notice

Exhibit H         Form of Non-Appropriation Rider

Exhibit I         Form of Cap Agreement

                  This Amended and Restated Series 2000-A Supplement, (the "Series 2000-A Supplement") dated as of August 7, 2001, is by and among Marlin Leasing Corp., a Delaware corporation, individually (in such capacity "Marlin"), and as initial servicer (in such capacity, the "Servicer"), Marlin Leasing Receivables Corp. IV, a Nevada corporation ("MLR IV"), as the Obligors' Agent, Marlin Leasing Receivables IV LLC, a Nevada limited liability company ("MLR IV LLC"), as the Obligor, Deutsche Bank AG, New York Branch, as Agent (the "Agent"), Wells Fargo Bank Minnesota, National Association, a national banking association (the "Trustee") and XL Capital Assurance Inc. ("XLCA") as the Series Support Provider.

                                    RECITALS

                  Reference is hereby made to the Series 2000-A Supplement, dated as of December 1, 2000, as amended by Amendment No. 1, dated as of May 13, 2001 and as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof (the "Original Series 2000-A Supplement"), among Marlin, MLR IV, MLR IV LLC, the Agent and the Trustee.

                  The Original Series 2000-A Supplement was executed and delivered pursuant to Section 13.02 of the Master Lease Receivables Financing Facility Agreement dated as of December 1, 2000 (as it may be amended, supplemented and otherwise modified from time to time, the "Master Agreement") among the Servicer, the Obligors' Agent and the Trustee. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Agreement, the terms and provisions of this Series 2000-A Supplement shall govern with respect to the Series 2000-A Notes.

                  The parties hereto desire to amend and restate the Original Series 2000-A Supplement upon the terms and conditions set forth in this Series 2000-A Supplement and the Master Agreement.

                  The parties hereto hereby agree to amend and restate the Original Series 2000-A Supplement as follows:

                                   ARTICLE I

                       CREATION OF THE SERIES 2000-A NOTES

                  Section 1.01 Designation. There is hereby created a Series of Notes to be issued pursuant to the Master Agreement and this Series 2000-A Supplement to be known as "Marlin Lease Receivables Master Asset-Backed Financing Facility, Series 2000-A Notes." The Obligor with respect to the Series 2000-A Notes is MLR IV LLC. The Notes shall be issued as Definitive Notes in accordance with Sections 5.11 of the Master Agreement.

                  Section 1.02 Pledge of Series 2000-A Trust Estate. The Obligor hereby pledges to the Trustee for the benefit of the Series 2000-A Secured Parties, and the Trustee hereby accepts the pledge of, all right, title and interest of such Obligor whether now owned and existing or hereafter acquired or arising in and to (1) each and every Contract now or hereafter listed as a Series 2000-A Contract on a Pledge Notice delivered to the Trustee, (2) all Collections, Security

Deposits (in accordance with Section 6.14 of the Master Agreement) and Related Security associated therewith, (3) all Servicing Charges with respect thereto,
(4) all balances, instruments, monies, investment property and other securities and investments from time to time in or acquired with amounts at any time on deposit in each Series 2000-A Account, and in the Lockbox Account to the extent such amounts in the Lockbox Account represent Collections or proceeds of Series 2000-A Contracts or earnings with respect thereto, (5) each Series 2000-A Transfer Agreement Supplement and all of the Obligor's rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made therein and in the Master Transfer Agreement, but only insofar as such rights relate to the Series 2000-A Trust Estate, (6) all security interests in the Equipment not owned by the Obligor, and all Equipment owned by the Obligor, in each case associated with the Series 2000-A Contracts, (7) any Crossover Amounts allocated to the Series 2000-A Trust Estate from another Series, (8) all of the Obligor's right, title and interest, if any, in and to each Hedge Agreement and (9) all proceeds of each of the foregoing, but excluding the following: any obligations of the Obligor, if any, under a Series 2000-A Transfer Agreement Supplement and Initial Unpaid Amounts (such non-excluded property, the "Series 2000-A Trust Estate").

                  Section 1.03 Payments. All amounts to be paid or deposited by any Person hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York City time) on the day when due in immediately available funds, or by prior day ACH debit (so long as such funds represent immediately available funds), and if such amounts are payable to the Series 2000-A Noteholder, they shall be paid as specified in the Note Purchase Agreement (as defined below), or, if the Series Support Provider is entitled to such payments, as directed by the Series Support Provider.

                  Section 1.04 Assignment to a Group; Crossover Amounts. There is hereby established a Group for purposes of the Master Agreement, which shall be known as "Group B"; the Series 2000-A Notes are hereby assigned to Group B. The amounts described in clause eighteenth of Section 3.03(a)(i) and in clause eighteenth of Section 3.03(a)(ii) are hereby designated as the "Crossover Amounts" for the Series 2000-A Notes for purposes of the Master Agreement.

                  No other Series of Notes shall be assigned to Group B without the prior written consent of the Series Support Provider.

                                   ARTICLE II

                                   DEFINITIONS

                  Section 2.01 Definitions. Whenever used in this Series 2000-A Supplement and when used in the Master Agreement with respect to the Series 2000-A Notes, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Unless otherwise defined in this Series 2000-A Supplement, terms defined in the Master Agreement are used herein as therein defined. For purposes of the Master Agreement, certain definitions are set forth in Section 3.07(b) hereof.

                  "31 to 60 Day Delinquency Ratio" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining of all Series 2000-A Contracts as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 31 or more days, but no Scheduled Payment (nor part thereof in excess of 10% of such Scheduled Payment) is delinquent more than 60 days and which is not a Charged-Off Contract as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all Series 2000-A Contracts as of the end of the Collection Period immediately preceding such Collection Period.

                  "61 to 90 Day Delinquency Ratio" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the sum of (x) the aggregate Contract Balance Remaining of all Series 2000-A Contracts as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 61 or more days, but no Scheduled Payment (nor part thereof in excess of 10% of such Scheduled Payment) is delinquent more than 90 days, and which is not a Charged-Off Contract as of the end of such Collection Period plus (y) the aggregate Contract Balance Remaining of all Series 2000-A Contracts which were Restructured during such Collection Period and the two preceding Collection Periods, and the denominator of which is the aggregate Contract Balance Remaining of all Series 2000-A Contracts as of the end of the second preceding Collection Period.

                  "91 Plus Day Delinquency Ratio" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining of all Series 2000-A Contracts as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 91 or more days, and which is not a Charged-Off Contract as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all Series 2000-A Contracts as of the end of the third preceding Collection Period.

                  "31 to 60 Day Portfolio Delinquency Rate" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 31 or more days, but no Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is more than 60 days delinquent (and which would not be "Charged-Off Contracts" if treated as "Contracts") as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as of the end of such Collection Period.

                  "61 to 90 Day Portfolio Delinquency Rate" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining on all leases included in the Servicer's servicing portfolio as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 61 or more days, but no Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is more than 90 days delinquent (and which would not be Charged-Off Contracts if treated as "Contracts") as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as of the end of such Collection Period.

                  "91 Plus Day Portfolio Delinquency Rate" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is 91 or more days delinquent (and which would not be "Charged-Off Contracts" if treated as "Contracts"), as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as of the end of such Collection Period.

                  "Accrued Liabilities" means with respect to any Settlement Date, the sum of (i) all amounts paid by the Series Support Provider under the Policy or for Insurer Advances, for the benefit of the Owners, and not yet reimbursed to the Series Support Provider, (ii) all amounts owing under the Insurance and Indemnity Agreement (excluding the Insurer Fee, Unused Fee and Default Fee) as most recently certified to the Trustee by the Series Support Provider, pursuant to Section 3.04(l) hereof, and not yet reimbursed to the Series Support Provider, and (iii) interest on the foregoing amounts from the date incurred to the date of payment to or reimbursement of the Series Support Provider at the per annum rate set forth in the Insurance and Indemnity Agreement (as most recently certified to the Trustee by the Series Support Provider pursuant to Section 3.04(l) hereof), and not yet reimbursed to the Series Support Provider.

                  "Advance Amount" means, as of any Pledge Date:

                  (a) with respect to any Pledge of any Series 2000-A Contracts under Section 4.01 (b) hereof, the excess, if any, of (x) the Pro Forma Borrowing Base over (y) the Net Investment immediately prior to such Pledge;

                  (b) with respect to any Pledge of any Series 2000-A Contracts under Section 4.01(e) hereof, the excess, if any, of (x) the Pro Forma Borrowing Base over (y) the Borrowing Base as of the immediately preceding Calculation Date; and

                  (c) with respect to any Pledge under Section 4.01(f) hereof, $0.

                  "Agent" means Deutsche Bank AG, New York Branch, in its capacity as agent for the Purchasers pursuant to Article VIII of the Note Purchase Agreement and any successor Agent appointed pursuant thereto.

                  "Amortization Period" means the period commencing on the Termination Date, and ending on the earlier to occur of (i) the final disposition of, and application of the proceeds of, the Series 2000-A Trust Estate and (ii) the payment in full of all Series Trustee Secured Obligations.

                  "Applicable Discount Rate" means with respect to any Series 2000-A Contract, the sum of:

                           (i)      the Fee Rate; and

                           (ii) the Hedge Rate under the Hedge Agreement to which applies to such Series 2000-A Contract, determined as of the related Pledge Date.

                  "Applicable Hedge Agreement" means, with respect to any Interest Period, any Hedge Agreement under which payment is scheduled to be made (in the absence of any "netting") on the Settlement Date relating to such Interest Period.

                  "Applicable Trigger Charged-Off Ratio" means, as of any date of determination:

                           (x) if the Net Investment as of such date of determination is less than $25,000,000, 5.0%;

                           (y) if the Net Investment as of such date of determination is $25,000,000 or more but less than $50,000,000, 3.5%; and

                           (z) if the Net Investment as of such date of determination is $50,000,000 or more, 2.75%.

                  "Average Charged-Off Ratio" means, as of any day of determination, the arithmetic average of the Charged-Off Ratio as of the last day of each of the three preceding Collection Periods (or such lesser number of Collection Periods as shall have occurred since the Series Closing Date).

                  "Back-Up Servicer Fee" means the monthly fee payable to the Back-Up Servicer on each Settlement Date, which shall be the greater of (a) one-twelfth of four basis points per annum times the aggregate Contract Principal Balance of the Series 2000-A Contracts as of the end of the preceding Collection Period and (b) $1,500. This fee is only to be paid to the Back-up Servicer for so long as it is acting as such and is not payable during such time as the Back-up Servicer acts as the successor Servicer.

                  "Base LIBO Rate" for any Interest Period (or portion thereof for which an Owner initially funds an investment in the Series 2000-A Notes other than by issuing Commercial Paper) with respect to the Series 2000-A Notes, shall mean an interest rate per annum equal to the rate of interest equal to either (as determined by the Agent) (i) the arithmetic mean of the offered rates for deposits in U.S. Dollars for a period of one month (or such lesser period of time as determined by the Agent to be appropriate in the event that the LIBO Rate is to be determined for a portion of an Interest Period) (the "Period"), commencing on the second London Banking Day immediately preceding the first day of such Period, which appear on the Reuters Screen LIBO Page as of approximately 11:00 a.m., London time, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (ii) the rate for deposits in U.S. dollars having, the Period designated commencing on the second London Banking Day immediately preceding the first day of such Period which appears on the Telerate Page 3750 as of 11:00 a.m., London time ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks), and "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, the Base LIBO Rate in respect of that LIBOR Determination Date will be determined as if the parties had specified the rate described in the following paragraph (b) below. "LIBOR Determination Date" means the second London Banking Day immediately preceding the first day of the related Period.

                  With respect to a day on which fewer than two offered rates appear on the Reuters Screen LIBO Page, as specified in (i) above, or if no rate appears on Telerate Page 3750 as specified in (ii) above, as applicable, the Base LIBO Rate will be determined at approximately 11:00 a.m., London time, on such day on the basis of the rates at which deposits in United States dollars having the Period specified are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Agent commencing on the second London Banking Day immediately preceding the first day of such Period and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, the Base LIBO Rate for such day will be the arithmetic mean of such quotations. If fewer than two quotations are provided, the Base LIBO Rate for such day will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such day by three major banks in New York, New York selected by the Agent, for loans in United States dollars to leading European banks, having the specified Period, commencing on the second London Banking Day immediately preceding the first day of such Period and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Agent are not quoting as described above, the Base LIBO Rate in effect for the applicable period will be the Base LIBO Rate in effect on such day.

                  "Borrowing Base" means, as of any date of determination, the sum of:

                  (x)      the lesser of:

                           (i) the product of (a) the sum of (i) the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts and which are not Charged-Off Contracts as of such date plus (ii) on any date of determination other than on any Settlement Date, the principal portion of Series 2000-A Available Funds then on deposit in the Series 2000-A Facility Account which represents the excess of (x) the Contract Principal Balance of Eligible Contracts at the beginning of the related Collection Period over (y) the Contract Principal Balance of Eligible Contracts which have not been subject to Prepayment as of the related date of determination, minus
                                    (iii) the Overconcentration Amount as of such date times (b) the Purchase Price Percentage as of such date of determination; and

                           (ii) the sum of (a) the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts and which are not Charged-Off Contracts as of such date plus (b) on any date of determination other than on any Settlement Date, the principal portion of Series 2000-A Available Funds then on deposit in the Series 2000-A Facility Account which represents the excess of (x) the Contract Principal Balance of Eligible Contracts at the beginning of the related Collection Period over (y) the Contract Principal Balance of Eligible Contracts which have not been subject to Prepayment as of the related date of determination, minus (c) the Overconcentration Amount as of such date minus (d) the Credit Support Floor Amount;

                           and

                  (y) the aggregate Residual Advance Amount, if any, with respect to such date of determination.

                  "Breakage Costs" means, for each Owner for each funding period, to the extent that an Owner is funding the maintenance of its investment in the Series 2000-A Notes during such funding period through the issuance of Commercial Paper or at the LIBO Rate, during which such investment is reduced (in whole or in part) prior to the end of the period for which it was originally scheduled to remain outstanding (the amount of such reduction in such investment being referred to as the "Allocated Amount"), the excess of (a) the discount or interest that would have accrued on the Allocated Amount during the remainder of such funding period if such reduction had not occurred over (b) the income, if any, scheduled to be received by such Owner from investing the Allocated Amount for the remainder of such funding period in a commercially reasonable manner.

                  "Broker Concentration Amount" means, as of any date of determination, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts originated by, or purchased from brokers over (y) twenty-five percent (25%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time.

                  "Broker/Vendor Concentration Amount" means, as of any date of determination, for each broker or vendor that has originated or sold any Series 2000-A Contracts for or to the Transferor, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts originated by, or purchased from such broker or vendor over (y) five percent (5%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time.

                  "Business Day" shall mean any day that is a Business Day under the Master Agreement which is also a day on which banks are not authorized or required to close in New York, New York or in Minneapolis, Minnesota and on which The Depository Trust Company of New York is open for business.

                  "Cap Agreement" means a Hedge Agreement under which the Hedge Counterparty will only make payments when and if the Base LIBO Rate exceeds a specified level, and which provides for no payment by the Trustee at any time, substantially in the form of Exhibit I hereto.

                  "Capped Monthly Interest" means, with respect to any Settlement Date, an amount equal to the interest accrued on either (i) if the Pool Balance is hedged only with a Cap Agreement, the Series 2000-A Note Balance outstanding from time to time during the preceding Interest Period or (ii) if any portion of the Pool Balance is hedged with a Swap Agreement, the notional balance outstanding with respect to such Swap Agreement from time to time during the preceding Interest Period, calculated at a rate equal to the Base LIBO Rate (determined as of 11:00 a.m. (London time) on the second London Banking Day prior to the commencement of such Interest Period) (whether or not any Owner funded its investment in the Series 2000-A Note other than by issuing Commercial Paper), plus 1.25%.

                  "Charged-Off Ratio" means, as of the end of any Collection Period, twelve (12) times the percentage equivalent of a fraction the numerator of which is equal to the excess of (x) the aggregate Contract Principal Balance as of the end of such Collection Period of, plus any related Servicer Advances made with respect to, all Series 2000-A Contracts which became Charged-Off Contracts during such Collection Period, plus the aggregate Contract Principal Balance of any Delinquent Contracts which were removed from the Series 2000-A Trust Estate in exchange for Substitute Contracts during such Collection Period, over (y) the sum of all Recoveries received during such Collection Period with respect to the Series 2000-A Contracts, and the denominator of which is equal to the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such date as of (i) during the Revolving Period, the end of the third preceding Collection Period and (ii) during the Amortization Period, the beginning of such Collection Period.

                  "Collateral Administration Agreement" shall mean the Collateral Administration Agreement, dated as of December 1, 2000, among the Obligor, the Obligors' Agent, the Transferor, the Servicer, the Trustee and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

                  "Commercial Paper" means any note, draft, bill of exchange, or bankers' acceptance which has a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

                  "CP Margin" has the meaning ascribed thereto in the Fee
Letter.

                  "Credit Support Amount" means, as of any date of determination, the excess of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such date and which are not Charged-Off Contracts as of such date of determination, minus the Overconcentration Amount as of such date over (y) the Net Investment as of such date.

                  "Credit Support Floor Amount" means, as of any date of determination, the greater of (x) $2,500,000 and (y) 25% of the Maximum Applicable Credit Support.

                  "Crossover Amounts" has the meaning set forth in Section 1.04 hereof.

                  "Debt-to-Equity Ratio" means, as of any date of determination, and with respect to Marlin and its consolidated subsidiaries, Total Debt as a multiple of Tangible Net Worth; "Total Debt" shall reflect all liabilities (excluding deferred taxes) under GAAP, provided that "Total Debt" shall include all liabilities (other than deferred taxes), whether "on-balance sheet" or "off-balance sheet" for GAAP, as well as subordinated debt any portion of the principal of which is payable in less than five years from the date of its issuance.

                  "Default Fee" means, as of any Settlement Date, the fee due to the Series Support Provider for such Settlement Date, as calculated pursuant to the Premium Letter.

                  "Deficiency Amount" means with respect to the Series 2000-A Notes (i) with respect to the third succeeding Settlement Date after any Settlement Date, the amount, if any, by which the Capped Monthly Interest for such third preceding Settlement Date related to such Settlement Date exceeded the aggregate amount of funds available and actually paid in respect of such Capped Monthly Interest on such Settlement Date, and which remains unpaid on such third succeeding Settlement Date after the related Settlement Date plus,
(b) interest on each such amount accruing from the date of non-receipt of such amount to the date of payment by the Series Support Provider at the Series 2000-A Note Interest Rate and (ii) with respect to the Termination Date, an amount, if any, in U.S. Dollars, equal to the outstanding amount of the Series 2000-A Note Balance, in no event exceeding $125,000,000, as of such date, that remains unpaid.

                  "Eligible Bank Account" means a segregated account, which may be an account maintained with the Trustee, which is either (a) maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least BBB+ by S&P and Baa1 by Moody's and whose short-term unsecured obligations are rated at least A-1 by S&P and P-1 by Moody's; or (b) a trust account or similar account maintained with a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. 9.10(b).

                  "Eligible Contract" means a Series 2000-A Contract which:

                  (a) (i) is with a User whose billing address is in the United States or its territories and possessions and requires (A) all payments under such Contract to be made in United States dollars and
         (B) all Equipment relating to such Contract be held in the United States and (ii) is with a User who, if a natural person, is a resident of the United States with legal capacity to contract or, if a corporation or other business organization, is organized under the laws of the United States, or any political subdivision thereof and has its chief executive office in the United States;

                  (b) has not had any of its terms, conditions or provisions amended, modified or waived other than in compliance with the Credit and Collection Policy and has not been Restructured at any time;

                  (c) constitutes "tangible chattel paper" within the meaning of Sections 9-102(11) and (78) of the UCC of all applicable jurisdictions and there is only one original (bearing the original signature of an employee of Marlin, together with the facsimile copy of the signature of the User or the original signature of the User) of such Contract that constitutes "chattel paper" for purposes of the Delaware, New York, New Jersey and Nevada UCC;

                  (d) was originated in accordance with, and does not contravene, any applicable federal, state and local laws, and regulations thereunder (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of such Contract is in violation of any applicable law, rule or regulation;

                  (e) was originated or purchased without recourse (other than with respect to an obligation to repurchase in the event of breach of a representation or warranty by the related Vendor or Broker) in compliance with, and satisfies in all material respects all applicable requirements of the Credit and Collection Policy;

                  (f) is not a Contract which has the United States or any of its agencies or instrumentalities as the User;

                  (g)      as of the related Pledge Date, is not a Delinquent
         Contract;

                  (h) (i) contains "hell or high water" provisions requiring the related User to assume all risk of loss or malfunction of the related Equipment, (ii) requires the related User to pay all expenses in connection with the maintenance, repair, insurance and taxes, together with all other ancillary costs with respect to the related Equipment and (iii) makes the related User absolutely and unconditionally liable for all payments required to be made thereunder, without any right of set-off, counterclaim, or other defense (other than the discharge in bankruptcy of such related User) and without any right to prepay the Contract or any contingencies tied to the Obligor;

                  (i) is payable in level monthly or quarterly rental payments calculated at a fixed yield;

                  (j) creates a valid and enforceable security interest (or, in the case of a "true lease", a valid ownership interest) in favor of the Transferor in the related Equipment, and such Equipment has not been the subject of loss or damage;

                  (k) together with the Equipment relating thereto, was the subject of a valid sale and assignment from the Transferor with good title transferred to the Obligor thereby and is free and clear of any Liens, other than the claims arising pursuant to this Series 2000-A Supplement and Master Agreement and the other documents relating to this transaction; provided, however, that nothing in this paragraph (k) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon such Contract any Lien for federal, state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Transferor shall concurrently be contesting the validity thereof in good faith by appropriate proceedings that have stayed enforcement thereof and shall have set aside on its books adequate reserves with respect thereto,

                  (l) is in full force and effect in accordance with its terms and contains enforceable provisions such that the right and remedies of the holder thereof shall be adequate for realization against the Equipment, if any, thereunder and of the benefits of any security granted thereunder;

                  (m) does not provide for the substitution, exchange, or addition of any other items of Equipment pursuant to such Contract which would result in any reduction or extension of payments due thereunder;

                  (n) by its terms is due and payable in full on or within 72 months of the applicable Pledge Date;

                  (o) arises under a Contract in substantially the form of one of the form contracts set forth in Exhibit E hereto or otherwise promptly approved by the Agent and the Series Support Provider in writing, which is in full force and effect and constitutes the legal, valid and binding obligation of the related User enforceable against such User in accordance with its terms subject to no offset, counterclaim or other defense (other than the discharge in bankruptcy of such User);

                  (p) (i) does not preclude the pledge, transfer or assignment thereof, (ii) does not require the consent of the User to the pledge, assignment or transfer thereof, and (iii) does not contain a confidentiality provision that purports to restrict the ability of the Trustee to exercise its rights under the Series 2000-A Related Documents with respect thereto, including, without limitation, its right to review the Contract;

                  (q) was (i) originated or purchased by the Transferor in the ordinary course of its business, (ii) approved and purchased or funded in the ordinary course of the Transferor's business, (iii) originated by an Originator eligible under the Credit and Collection Policy and (iv) originated with respect to a transaction in which the related Equipment is not used for personal, family, or household purposes by the related User;

                  (r) is with a User that, as of the Contract's Pledge Date, is not the User with respect to any Charged-Off Contract, and is not and has never been a Charged-Off Contract;

                  (s) the inclusion of which in the Series 2000-A Trust Estate would not require the registration of the Obligor or of the Series 2000-A Trust Estate as an "investment company" under the Investment Company Act of 1940, as amended;

                  (t) the addition of which to the Series 2000-A Trust Estate would not result in the Weighted Average Life to exceed 2.5 years;

                  (u) if the Original Equipment Cost of the Equipment related to such Contract is valued at greater than $25,000, is secured by a first priority perfected security interest in such Equipment;

                  (v) relates to Equipment which (i) is not a vehicle or other type of equipment which is subject to a certificate of title or other similar titling statute and (ii) to the best of the Servicer's knowledge, has not suffered any damage or loss;

                  (w) had a Contract Principal Balance upon origination which was less than or equal to $200,000;

                  (x) was not selected by the Transferor from the Transferor's pool of leases in a manner adverse to the Series 2000-A Noteholders or the Series Support Provider;

                  (y) arises under a lease or financing contract, is not currently under any sub-lease agreement, and does not permit any sub-leasing of the related Equipment;

                  (z) is one as to which all parties to the Contract have satisfied all obligations to be required to be fulfilled by such parties as of the related Pledge Date;

                  (aa) is, and has been, at all times, a legal, valid and binding payment obligation of the User, enforceable in accordance with its terms;

                  (bb) the User of which is not an Affiliate of the Transferor, the Servicer or any Obligor;

                  (cc) has been accounted for on the Transferor's books as sold to the Obligor;

                  (dd) is not subject to, nor with respect to which has there been asserted, any litigation or any right to rescission, set off, counterclaim or other defense of the User;

                  (ee) as to which the related User has been directed to make payment only to the Lockbox Account at the Lockbox Bank;

                  (ff) as to which the related Equipment has been delivered to, and accepted by, the related User;

                  (gg) if such Contract is a "true lease", the Equipment is owned by the Obligor free and clear of all other liens;

                  (hh) if such Contract was originated by a third party and acquired by the Transferor, and if the Original Equipment cost related thereto exceeded $25,000, a UCC-1 financing statement was filed against the related User in the appropriate jurisdiction by the originator thereof and a UCC-3 assignment was filed assigning the original UCC-1 to the Transferor; and

                  (ii) if such Contract is a tax exempt lease, satisfactory evidence of the User's tax exempt status was presented to Marlin at the time of origination and included in the Contract File.

                  "Equipment Concentration Amount" means, as of any date of determination, the sum of:

                  (i) for the Equipment Type "Computers and Peripherals", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which the related Equipment is such Equipment Type over (y) twenty-five percent (25%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time;

                  (ii) for the Equipment Type "Software", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which the related Equipment is such Equipment Type over (y) ten percent (10%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time;

                  (iii) for the Equipment Type "Surveillance Systems", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which the related Equipment is such Equipment Type over (y) ten percent (10%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time;

                  (iv) for the Equipment Type "Telecommunications Equipment", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which the related Equipment is such Equipment Type over (y) twenty percent (20%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time;

                  (v) for the Equipment Type "Copiers", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which the related Equipment is such Equipment Type over (y) twenty percent (20%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time;

                  (vi) for the Equipment Type "Veriphone Equipment," or other equipment that utilizes a similar underwriting criteria, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which the related Equipment is such Equipment Type over (y) two (2.0%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time; and

                  (vii)    for each other Equipment Type, the excess, if any, of
                           (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which the related Equipment is such Equipment Type, over (y) fifteen percent (15%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time.

                  "Equipment Type" means, with respect to each Series 2000-A Contract, the related Equipment "type", as indicated on the Servicer's servicing system with respect to such Series 2000-A Contract.

                  "Facility Fee" has the meaning ascribed thereto in the Fee Letter.

                  "Fee Letter" means that certain letter agreement dated as of August 7, 2001 by and among the Obligor, the Obligors' Agent and the Agent, as it may be amended or modified and in effect from time to time.

                  "Fee Rate" means the aggregate of the rates at which fees are payable in connection with Series 2000-A (i.e., LIBO Margin (as set forth in the Fee Letter), the Servicing Fee of 1.00%, the Trustee's Fee of 0.02%, the Back-Up Servicer's Fee of 0.04%, the Increased Servicer Fee of 0.25%) and the rate at which the Insurer Fee due to the Series Support Provider are calculated, as set forth in the Premium Letter.

                  "Government Concentration Amount" means, as of any date of determination, the excess of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Government Contracts having a state, municipality or agency or instrumental of a state or a municipality as the User over (y) four percent (4.0%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time.

                  "Government Contract" means, with respect to this Series 2000-A Supplement, a Contract of Equipment under which the User is a state or local government or government agency (or any agency or instrumentality thereof) and, if the Contract Principal Balance of such Contract is greater than $10,000, such entity has executed and delivered a form of non-appropriation rider substantially in the form of Exhibit H attached hereto.

                  "Hedge Agreement" means an interest rate cap or swap agreement between the Trustee and a Hedge Counterparty satisfying the conditions specified in Section 3.08 hereof.

                  "Hedge Counterparty" means a Person having long term unsecured debt obligations rated at least AA- by S&P and Aa3 by Moody's and who is either
(i) listed on Schedule 2 hereto or (ii) reasonably acceptable to the Agent and the Series Support Provider.

                  "Hedge Rate" means, with respect to any Hedge Agreement and the Series 2000-A Contracts assigned thereto, (a) if such Hedge Agreement is a Cap Agreement, the fixed rate per annum which the Base LIBO Rate must exceed to result in payments made thereunder by the Hedge Counterparty to the Series 2000-A Facility Account, and (b) if such Hedge Agreement is an interest rate swap agreement, the fixed rate per annum which is applied to the notional amount of such Hedge Agreement to calculate the payments to be made by the Trustee thereunder to the Hedge Counterparty.

                  "Increased Servicer Fee" means as of any Settlement Date, an amount not to exceed 0.25% of the aggregate Contract Principal Balance of the Series 2000-A Contracts as of the first day of the prior Collection Period, payable on each Settlement Date to any successor Servicer in accordance with
Section 9.02(b) of the Master Agreement as additional compensation in excess of the Servicing Fee for the performance of its duties hereunder and under the Master Agreement.

                  "Independent Public Accountants" shall mean, with respect to Marlin, any "Big 4" accounting firm, or other accounting firm reasonably acceptable to the Series Controlling Party.

                  "Insurance and Indemnity Agreement" means the Insurance and Indemnity Agreement dated August 7, 2001 among the Series Support Provider, Marlin, MLR IV, MLR IV LLC and the Trustee.

                  "Insured Amounts" means with respect to the Policy, the sum of
(i) with respect to any Settlement Date, the Monthly Interest due on such Settlement Date up to the amount of the Capped Monthly Interest due on such Settlement Date and (ii) with respect to the Policy Termination Date, the Series 2000-A Note Balance, not to exceed $125,000,000.

                  "Insurer Advance" means any advance of funds by the Series Support Provider in respect of a Deficiency Amount other than pursuant to the Policy pursuant to Section 3.12 hereof.

                  "Insurer Fee" means, as of any Settlement Date, the premiums due to the Series Support Provider, as calculated pursuant to the Premium Letter.

                  "Interest Coverage Ratio" has the meaning set forth in
Schedule 1 hereto.

                  "Interest Period" means, with respect to any Settlement Date, the period from and including the prior Settlement Date (or, in the case of the first Settlement Date, from and including the Series Closing Date) to but excluding such Settlement Date.

                  "LIBO Margin" has the meaning ascribed thereto in the Fee Letter.

                  "LIBO Rate" for any Interest Period (or portion thereof for which an Owner initially funds an investment in the Series 2000-A Notes other than by issuing Commercial Paper) with respect to the Series 2000-A Notes shall mean the applicable Base LIBO Rate divided by the percentage equal to the difference of one minus the LIBOR Reserve Percentage applicable during such Interest Period (or portion thereof), if any.

                  "LIBO Rate Disruption Event" shall mean, for any Owner with respect to any Series 2000-A Note, for any Interest Period or portion thereof, any of the following: (a) a determination by such Owner that it would be contrary to law or to the directive of any central bank or other governmental authority to obtain United States dollars in the London interbank market to fund its investment in such Series 2000-A Note for such Interest Period or portion thereof, (b) prime banks in the London interbank market are not then generally quoting a Base LIBO Rate or not then quoting a Base LIBO Rate to Persons such as such Owner, or (c) the inability of such Owner by reason of circumstances affecting the London interbank market generally, to obtain U.S. Dollars in such market to fund its investment in such Series 2000-A Note for such Interest Period or portion thereof.

                  "LIBOR Reserve Percentage" shall mean, relative to each Interest Period or portion thereof, a percentage (expressed as a decimal) equal to the daily average during such Interest Period or portion thereof of the percentages in effect on each day of such Interest Period or portion thereof, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Board of Governors of the Federal Reserve System which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D.

                  "Liquidity Provider" shall mean a financial institution to whom the Obligors' Agent shall have consented (which consent shall not be unreasonably withheld) providing liquidity support to or for the account of any Purchaser, whether by an extension of credit, the acquisition of an interest in the Series 2000-A Notes, or otherwise, or having a commitment to provide such support under a liquidity agreement which relates to this Supplement.

                  "Lockbox Account" means the account no. 2000006320698 established and maintained by the Lockbox Bank for the purpose of receiving payments on the Series 2000-A Contracts.

                  "Lockbox Bank" means First Union National Bank or any other commercial bank acceptable to the Series Support Provider.

                  "London Banking Day" means a day on which commercial banks are open for business (including dealers in foreign exchange and foreign currency deposits) in London, England.

                  "Make-Whole Amount" has the meaning set forth in the Premium Letter.

                  "Marlin" means Marlin Leasing Corp., a Delaware corporation.

                  "Master Agreement" has the meaning set forth in the Recitals hereto.

                  "Master Transfer Agreement" means that certain Master Lease Acquisition and Sale Agreement dated as of December 1, 2000 among Marlin, the Obligors' Agent and the Obligors set forth therein as parties thereto from time to time, as such agreement may be amended, supplemented or modified from time to time.

                  "Maximum Applicable Credit Support" means:

                           (i) prior to the date of the first Take-Out, the largest Credit Support Amount on any day occurring since the Series Closing Date; and

                           (ii) on and after the date of the first Take-Out, the largest Credit Support Amount on any day occurring since the most recent Take-Out.

                  "Maximum Series Limit" means $125,000,000.

                  "Monthly Interest" means, with respect to any Settlement Date, interest due in respect of the Series 2000-A Notes calculated at the Series 2000-A Note Interest Rate for the preceding Interest Period (which amount shall include, in the event the aggregate principal portion of the respective investments of each Purchaser exceeded the Series 2000-A Note Balance after giving effect to all distributions on the prior Settlement Date, an amount equal to interest accrued on such excess at the rate described in paragraph (a) of the definition of Series 2000-A Note Interest Rate).

                  "Net Investment" means as of any date of determination the sum of (i) the Series 2000-A Note Balance as of such date plus (ii) accrued and unpaid interest at the Series 2000-A Note Interest Rate through such date plus
(iii) any Noteholder's Carryover Interest as of such date.

                  "Non-Draw Option" has the meaning set forth in Section 3.11 hereof.

                  "Non-Draw Option Price" has the meaning set forth in Section
3.11 hereof.

                  "Note Purchase Agreement" shall mean the Note Purchase Agreement dated as of December 1, 2000, among the Obligor, the Obligors' Agent, the Purchasers and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

                  "Noteholder's Carryover Interest" means, as of any date of determination, the amount of Monthly Interest due on any prior Settlement Date but not paid, plus interest thereon through such date from such prior Settlement Date, calculated using the Series 2000-A Note Interest Rate applicable for the next Settlement Date, all as determined by the Agent.

                  "Notice for Payment" has the meaning set forth in Section 3.10(a) hereof.

                  "Obligor" means MLR IV LLC.

                  "Original Issue Date" has the meaning specified in Section 3.07(b)(x) hereof.

                  "Original Servicer Fee Rate" has the meaning specified in
Section 3.07(b)(ix) hereof.

                  "Overconcentration Amount" means an amount, at any time, equal to the sum of (i) the aggregate User Concentration Amount for all Users, (ii) the aggregate State Concentration Amount for all States, (iii) the Equipment Concentration Amount, (iv) the aggregate Broker/Vendor Concentration Amounts for all brokers and vendors, (v) the Government Concentration Amount, (vi) the Broker Concentration Amount and (vii) the Quarterly Payment Concentration Amount.

                  "Owner" means each Purchaser, each Liquidity Provider and each other Person that has purchased, or has entered into a commitment to purchase, a Series 2000-A Note, or an interest therein.

                  "Pledge" means the pledge by the Obligor hereunder of its right, title and interest in and to specified Pledged Property related thereto to the Trustee for the benefit of the Series 2000-A Noteholders in accordance with Section 1.02 hereof.

                  "Pledge Date" has the meaning set forth in Section 4.01(b) hereof.

                  "Pledge Notice" has the meaning specified in Section 4.01(b) hereof.

                  "Pledged Property" means, with respect to the Series 2000-A Trust Estate, each Series 2000-A Contract, together with all associated property and rights with respect thereto described in clauses (2) through (7) of Section
1.02 hereof.

                  "Policy" means the Financial Guaranty Insurance Policy, number CA00046A, issued by the Series Support Provider in favor of the Trustee for the benefit of the Owners pursuant to the Insurance and Indemnity Agreement in the form of Annex I thereto.

                  "Policy Termination Date" means the earliest of (i) the sixth Settlement Date following the day payment is due on the latest maturing Series 2000-A Contract, or (ii) such date when all Accrued Liabilities have been paid in full, or (iii) the date designated by the Series Support Provider upon the exercise of the Non-Draw Option.

                  "Portfolio Charged-Off Ratio" means, as of the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the product of (i) 12 and (ii) the excess of (x) the sum of the aggregate of Marlin's net investment (calculated in accordance with GAAP) in all leases included in the Servicer's servicing portfolio which would have first satisfied the definition of Charged-Off Contracts (were such leases "Contracts") during such Collection Period, over (y) the sum of all recoveries during such Collection Period for leases included in the Servicer's servicing portfolio, and the denominator of which is equal to the sum of the aggregate of Marlin's net investment (calculated in accordance with GAAP) in all leases included in the Servicer's servicing portfolio as of the beginning of the related Collection Period.

                  "Premium Letter" means the Premium Letter dated August 7, 2001 among the Series Support Provider, Marlin, MLR IV and MLR IV LLC, pursuant to which the Insurer Fee, Default Fee and Unused Fee are to be paid to the Series Support Provider.

                  "Pro Forma Borrowing Base" means, (x) as of any Pledge Date, the Borrowing Base (including the various components thereof) as calculated assuming that all Series 2000-A Contracts to be Pledged on such Pledge Date have in fact been so Pledged and (y) as of any day which is not a Pledge Date, the Borrowing Base as of such day.

                  "Principal Distribution Amount" means with respect to any Settlement Date (i) the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts and which are not Charged-Off Contracts as of the end of the second preceding Collection Period minus (ii) the aggregate Contract Principal Balance of all Series 2000-A Contracts, which are Eligible Contracts and which are not Charged-Off Contracts as of the end of the immediately preceding Collection Period.

                  "Purchase Price Percentage" means as of any date of determination the lesser of (i) .885 and (ii) 1 minus the product of a times b times c, where:

                  a = the Average Charged-Off Ratio as of such date of determination;

                  b = the Weighted Average Life, rounded to the second decimal place; and

                  c = 2.25

                  "Purchaser" has the meaning specified in the Note Purchase Agreement.

                  "Quarterly Payment Concentration Amount" means, as of any date of determination, the excess of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts which are payable on a quarterly basis over (y) two percent (2%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time.

                  "Record Date" means, with respect to any Settlement Date, the close of business on the Business Day preceding such Settlement Date.

                  "Redemption Price" has the meaning specified in Section 6.02 hereof.

                  "Refinance Proceeds" means with respect to any Collection Period, proceeds of the issuance of a new series of notes or the issuance of certificates in connection with a Take-Out of Series 2000-A Contracts, which proceeds shall be remitted to the Trustee immediately upon receipt for deposit into the Series 2000-A Facility Account for application in accordance with
Section 3.03 hereof.

                  "Replacement Policy" has the meaning set forth in Section 3.13 hereof.

                  "Replacement Series Support Provider" has the meaning set forth in Section 3.13 hereof.

                  "Residual Advance Amount" shall have the meaning set forth in any notice delivered to the Trustee by the Obligors' Agent, countersigned and approved by the Agent and the Series Support Provider. Prior to the delivery of such notice and confirmation by Standard & Poor's that its Facility Shadow Rating will not be affected, the Residual Advance Amount shall be considered to be zero.

                  "Restructured" means, with respect to any Series 2000-A Contract, any deferral of Scheduled Payments, reduction of the Scheduled Payments, or extension of the term of such Series 2000-A Contract, in each case by the Servicer for credit reasons.

                  "Revolving Period" means the period from and including January 2, 2001 to but excluding the Termination Date.

                  "Series Closing Date" means, with respect to the Series 2000-A Notes, December 21, 2000.

                  "Series Controlling Party" has the meaning specified in
Section 3.07(b)(vi) hereof.

                  "Series Event of Default" has the meaning specified in Section
5.01 hereof.

                  "Series Related Documents" means, with respect to the Series 2000-A Notes, the Series 2000-A Related Documents.

                  "Series Secured Obligations" has the meaning specified in 3.07(b)(vii) hereof.

                  "Series Secured Parties" has the meaning specified in Section 3.07(b)(viii) hereof.

                  "Series Support" means, for purposes of this Series 2000-A Supplement, the Policy.

                  "Series Support Provider" means, for purposes of this Series 2000-A Supplement, XL Capital Assurance Inc.

                  "Series Support Provider Default" means the existence and continuance of any of the following:

                  (a) a failure by the Series Support Provider to make a payment when or as required under the Insurance and Indemnity Agreement in accordance with its terms or under the Policy in accordance with its terms; or

                   (b)(i) the Series Support Provider (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law, or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law, or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Series Support Provider or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Series Support Provider (or the taking of possession of all or any material portion of the property of the Series Support Provider); or

                  (c) a court of competent jurisdiction shall have determined in a final, nonappealable order that the Policy is not longer in full force and effect.

                  "Series Termination Date" means, with respect to the Series 2000-A Notes, the date on which all Series Secured Obligations have been paid in full.

                  "Series Trust Estate" means, with respect to the Series 2000-A Notes, the Series 2000-A Trust Estate.

                  "Series Trustee Secured Obligations" has the meaning set forth in Section 3.07(b)(vii).

                  "Series 2000-A Account" means each of the Series 2000-A Facility Account, the Series 2000-A Insurance Account and the Lockbox Account.

                  "Series 2000-A Alternative Rate" means, for any Interest Period (or portion thereof) for which a Purchaser initially funds an investment in the Series 2000-A Notes other than by issuing Commercial Paper, an interest rate per annum equal to the LIBO Rate for such Interest Period (or such portion thereof); provided, however, that:

                  (a) if a Purchaser shall notify the Agent that a LIBO Rate Disruption Event has occurred and is continuing, then, in any such case, the "Series 2000-A Alternative Rate" for the Series 2000-A Notes for such Interest Period or portion thereof shall be an interest rate per annum equal to the Series 2000-A Base Rate from time to time in effect unless the Agent, the Series Support Provider and the Obligors' Agent agree in writing to a different rate; and

                  (b) without limiting the foregoing, if with respect to any Interest Period or portion thereof any Purchaser shall have notified the Agent that the rate at which deposits of the United States dollars are being offered to such Purchaser in the London interbank market does not accurately reflect the cost to such Purchaser of funding its investment in the Series 2000-A Notes for such Interest Period or portion thereof, the Obligors' Agent, the Series Support Provider and the Agent shall negotiate in good faith to determine a mutually agreeable different rate as the Series 2000-A Alternative Rate sufficient to meet such Purchaser's costs and, pending the conclusion of those negotiations, the Series 2000-A Alternative Rate for each Interest Period shall be the LIBO Rate; provided, however, that if the Obligors' Agent, the Series Support Provider and the Agent have not agreed upon a rate before the end of the second full Interest Period following the date of such Purchaser's notice to the Agent, the Series 2000-A Alternative Rate for each successive Interest Period for so long as the condition giving rise to such notice shall be continuing shall be the Series 2000-A Base Rate.

                  "Series 2000-A Available Funds" means, with respect to any Settlement Date, the aggregate amount of Collections received by the Servicer during the prior Collection Period with respect to the Series 2000-A Trust Estate (other than Collections representing Advance Payments until such Advance Payments are applied as Collections in accordance with Section 7.01 of the Master Agreement), plus any net payments under a Hedge Agreement received since the previous Settlement Date (or the Series 2000-A Series Closing Date in the case of the first Settlement Date), plus any Prepayment Amounts deposited in the Series 2000-A Facility Account pursuant to Section 6.01 hereof plus any Crossover Amounts received from a Series in Group B since the previous Settlement Date.

                  "Series 2000-A Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the higher of (a) the rate of interest most recently announced by the Agent in New York, New York as its base commercial lending rate (not necessarily intended to be the lowest rate of interest charged by the Agent in connection with the extensions of credit) and (b) .50% above the rate per annum at which the Agent, as a branch of a foreign bank, in its sole discretion, can acquire federal funds in the interbank overnight federal funds market, including through brokers of recognized standing.

                  "Series 2000-A Contract" means each Contract listed on a List of Contracts attached to a Pledge Notice which is delivered in connection with a Pledge of Pledged Property with respect to the Series 2000-A Trust Estate, and which Contract has not been released from the Series 2000-A Trust Estate as provided herein or in the Master Agreement.

                  "Series 2000-A Advance Payment Account" has the meaning set forth in Section 3.01(b) hereof.

                  "Series 2000-A Facility Account" has the meaning set forth in
Section 3.01(a) hereof.

                  "Series 2000-A Insurance Account" means the account or accounts created and maintained pursuant to Section 3.10(b).

                  "Series 2000-A Note" means any one of the Series 2000-A Notes executed by the Obligor in favor of the Agent and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto, and any replacement therefor.

                  "Series 2000-A Note Balance" means, as of any time of determination, the aggregate, cumulative amount of the Advance Amounts funded pursuant to Section 4.01(b) hereof since the Series Closing Date, reduced by the aggregate, cumulative amounts described in Sections 3.03(a)(i) eleventh, 3.03(a)(ii) eleventh and 3.03(a)(ii) fifteenth and actually paid to the Series 2000-A Noteholders on all prior Settlement Dates.

                  "Series 2000-A Noteholder" shall mean any Owner, as defined in the Note Purchase Agreement.

                  "Series 2000-A Note Interest Rate" means for any Interest Period for the Series 2000-A Notes, the weighted average of the following rates determined for each Purchaser (based on the respective investments of each Purchaser in the Series 2000-A Notes and the time period for which applicable rates are in effect):

                           (a) to the extent that a Purchaser funds its investments in the Series 2000-A Notes for such Interest Period or portion thereof by issuing Commercial Paper, the sum of (i) the CP Margin and (ii) the weighted average of the rates at which Commercial Paper issued by such Purchaser to fund the purchase or maintenance of their investments in the Series 2000-A Notes during such Interest Period or portion thereof has been sold by any placement agent or commercial paper dealer selected by such Purchaser; provided, that, for purposes of calculating such weighted average, if any such rate is a discount rate, such discount rate shall be converted to an interest-bearing equivalent rate per annum for a 360-day year and

                           (b) to the extent that a Purchaser funds its investments in the Series 2000-A Notes for such Interest Period or portion thereof other than by issuing Commercial Paper, a rate equal to the sum of (i) the applicable LIBO Margin and (ii) the Series 2000-A Alternative Rate for such Interest Period or portion thereof or such other rate as the Agent and the Obligors' Agent shall agree to in writing.

The Series 2000-A Note Interest Rate for any Interest Period shall be adjusted to yield, when applied to the outstanding principal balance of the Series 2000-A Notes, an amount sufficient to pay interest on the incremental effective principal balance of any funding resulting from the capitalization of interest, if any, during such Interest Period.

As used in paragraph (a) of this definition, each Purchaser's weighted average of the Commercial Paper rates shall include (x) any incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Purchaser, and (y) other borrowings by such Purchaser to fund the Net Investment (other than under any liquidity agreement or other program support agreement), including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

                  "Series 2000-A Related Documents" means, collectively, this Series 2000-A Supplement, the Fee Letter, the Premium Letter, the Hedge Agreement(s), the Master Agreement, the Master Transfer Agreement, the Insurance and Indemnity Agreement, the Collateral Administration Agreement, the Note Purchase Agreement, the Policy, the Series 2000-A Notes and all other instruments, documents, financing statements and agreements executed and delivered by the Obligor, the Obligors' Agent or the Servicer in connection herewith or therewith and each Series 2000-A Transfer Agreement Supplement executed pursuant thereto with respect to the Series 2000-A Trust Estate.

                  "Series 2000-A Secured Parties" shall have the meaning set forth in Section 3.07(b)(viii) hereof.

                  "Series 2000-A Transfer Agreement Supplement" means each Transfer Agreement Supplement entered into pursuant to the Master Transfer Agreement which transfers Series 2000-A Contracts to the Obligor for inclusion in the Series 2000-A Trust Estate.

                  "Series 2000-A Trust Estate" shall have the meaning set forth in Section 1.02 hereof.

                  "Servicer's Certificate" means a report with respect to Series 2000-A, in substantially the form of Exhibit D hereto (appropriately completed), furnished by the Servicer to the Obligors' Agent, the Trustee, the Series Support Provider and the Agent pursuant to Section 6.06 of the Master Agreement.

                  "Servicing Fee" means as of any Settlement Date, an amount equal to one-twelfth of 1.00% of the aggregate Contract Principal Balance of the Series 2000-A Contracts as of the first day of the prior Collection Period, payable on each Settlement Date to the Servicer pursuant to Section 3.03 hereof as compensation for the performance of its duties hereunder and under the Master Agreement.

                  "Settlement Date" means the 15th of each month (or if the 15th of any month is not a Business Day, then on the next succeeding Business Day) commencing with January 16, 2001.

                  "State Concentration Amount" means:

                           (i) for any State other than New Jersey, Florida, Texas or California, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which any User is domiciled in such State, over (y) ten percent (10%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time; plus

                           (ii) for each of New Jersey, Florida, Texas and California, individually, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which any User is domiciled in such State over fifteen percent (15%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time.

                  "Support Interest Funding" means any drawing under the Policy or any Insurer Advance or other payment by the Series Support Provider or in lieu of funding a drawing under the Policy, in either case made with respect to interest as calculated pursuant to clause (i) of the defined term "Insured Amounts".

                  "Support Principal Funding" means any drawing under the Policy or any Insurer Advance or other payment by the Series Support Provider or in lieu of funding a drawing under the Policy, in either case made with respect to principal as calculated pursuant to clause (ii) of the defined term "Insured Amounts".

                  "Swap Agreement" means a Hedging Agreement other than a Cap Agreement, substantially in the form of Exhibit J hereto.

                  "Take Out" means the refinancing of all of the Series 2000-A Contracts (whether through the issuance of asset-backed securities, funding through other Committed Financing Facilities, whole loan sales or otherwise).

                  "Tangible Net Worth" means, with respect to Marlin, its shareholders' equity, less any intangible assets, all determined in accordance with GAAP, provided that subordinated debt, none of the principal of which is payable less than five years from the date of its issuance shall be considered equity.

                  "Termination Date" means the earliest to occur of: (i) the two
(2) year anniversary of the Series Closing Date, or such later date as the parties (with the express written consent of the Agent and Series Support Provider) may hereafter agree in accordance with Section 4.01(i), (ii) the day designated as the Termination Date by the Obligor on sixty (60) days' prior written notice to the Agent and the Series Support Provider, (iii) the day on which the Series Controlling Party declares the occurrence of the Termination Date or on which the Termination Date automatically occurs pursuant to Section 5.01, (iv) the date on which the financial strength rating of XL Capital Assurance Inc. is withdrawn, suspended or rated below "A" by Standard & Poor's, (v) the 90th day following the date on which the Series Support Provider has delivered a written notice to the Transferor and the Agent to the effect that the most recent audit completed by the Series Support Provider or its designee of the Transferor's origination, servicing and documentation procedures has revealed to the Series Support Provider deficiencies which it reasonably believes creates a material adverse effect on the facility and (vi) a Hedge Counterparty fails to satisfy the definition thereof and is not replaced within fifteen (15) Business Days by a Person satisfying the definition thereof.

                  "Three-Month Rolling Average" means, with respect to any pool performance ratio, the sum of the applicable ratio for the most recently ended Collection Period and two immediately preceding Collection Periods (or such fewer Collection Periods as have previously occurred) divided by three (or such smaller number).

                  "Trustee Fee" means the monthly fee payable to the Trustee on each Settlement Date, which shall be the greater of (x) one-twelfth of two basis points (0.02%) per annum times the aggregate Contract Principal Balance of the Series 2000-A Contracts as of the end of the preceding Collection Period and (y) $1,000.

                  "Unused Fee" has the meaning ascribed thereto in the Premium Letter.

                  "User Concentration Amount" means, for any User, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2000-A Contracts with respect to which such User or any Affiliate of such User is the User, over the lesser of (a) three quarters of one percent (0.75%) of the aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at such time and (b) $300,000.

                  "Weighted Average Hedge Rate" means, with respect to any Interest Period, the weighted average (weighted based on the related notional balances, as well as the number of days during such Interest Period for which the related Hedge Agreement was in effect) of Hedge Rates applicable to all Hedge Agreements under which payment will be received on the Settlement Date relating to such Interest Period.

                  "Weighted Average Life" means, as of any date of determination, a term in years equal to the sum of:

                                            [sigma] (Pn X Tn)
                                                    ---------
                                                        PB
                  where:

                  [sigma] = The mathematical symbol for summation. The summation is computed from 1 to n, where n is the number of months from the date of determination until the date of the last Scheduled Payment under the last Series 2000-A Contract scheduled to be outstanding;

                  Pn = The sum of the principal portions of the Scheduled Payments for all Series 2000-A Contracts which are Eligible Contracts in the nth month after the date of determination;

                  Tn = The remaining period, in months, from the time of calculation until such nth month; and

                  PB = The aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts at the time of calculation,

divided by 12 and rounded to the second decimal place.

                                  ARTICLE III

                         DISTRIBUTIONS AND STATEMENTS TO
               SERIES 2000-A NOTEHOLDER; SERIES SPECIFIC COVENANTS

                  Section 3.01 Series 2000-A Accounts.

                  (a) The Trustee, for the benefit of the Series 2000-A Secured Parties, shall establish and maintain an account (the "Series 2000-A Facility Account") as a segregated trust account in the Trustee's corporate trust department, identified as the "Facility Account for Marlin Master Financing Facility Agreement, in trust for the Series 2000-A Secured Parties." The Trustee shall make or permit withdrawals from the Series 2000-A Facility Account only as provided in this Series 2000-A Supplement;

                  (b) The Trustee, for the benefit of the Series 2000-A Secured Parties, shall establish and maintain an account (the "Series 2000-A Advance Payment Account") as a segregated trust account in the Trustee's corporate trust department, identified as the "Advance Payment Account for Marlin Master Financing Facility Agreement, in trust for the Series 2000-A Secured Parties." The Trustee shall make or permit withdrawals from the Series 2000-A Advance Payment Account only as provided in this Series 2000-A Supplement and in the Master Agreement;

                  (c) The Trustee shall deposit to the Series 2000-A Facility Account all Refinance Proceeds remitted to it by the Obligor immediately upon the Trustee's receipt thereof;

                  (d) The Trustee shall deposit to the Series 2000-A Facility Account any Crossover Amounts remitted to it from other Series assigned to Group B, as provided in the Series Supplement(s) relating to such other Series; and

                  (e) Notwithstanding the foregoing or anything in the Master Agreement to the contrary, upon written instruction from the Servicer, the Trustee may deduct from amounts otherwise specified for deposit to the Series 2000-A Facility Account any amounts previously deposited by the Trustee into the Series 2000-A Facility Account but which (i) are subsequently uncollectible as a result of dishonor of the instrument of payment for or on behalf of the User, (ii) are later determined to have resulted from mistaken deposits or (iii) constitute Servicing Charges.

                  Section 3.02 Agent to Send Notice of Amounts Due. On each Determination Date, the Agent shall send to the Servicer (with a copy to the Trustee and the Series Support Provider), a notice in the form of Exhibit C to the Note Purchase Agreement.

                  Section 3.03 Distributions from Series 2000-A Facility
Account.

                  (a) On each Settlement Date, the Trustee (based solely on the information set forth in the related Servicer's Certificate) shall allocate and distribute funds on deposit in the Series 2000-A Facility Account in the following order of priority, without duplication:

                  (i)      if such Settlement Date occurs during the Revolving
Period:

                           first, from Series 2000-A Available Funds, to pay to the Servicer any amounts referred to in Section 3.01(e) and to pay to any other Persons that mistakenly deposited funds into the Series 2000-A Facility Account, such mistakenly deposited funds;

                           second, from the remaining Series 2000-A Available Funds, to the Servicer, an amount necessary to reimburse the Servicer for any unreimbursed Servicer Advances with respect to Series 2000-A Contracts;

                           third, from the remaining Series 2000-A Available Funds, to the Trustee for payment to Hedge Counterparties, amounts due under the related Hedge Agreements, limited to the net fixed amount due applied against the outstanding Net Investment, except amounts due as fees, expenses or as the consequence of the occurrence of an event of default or termination event under such Hedge Agreement or otherwise due upon the termination of such Hedge Agreement, which amounts shall be paid as provided in clause sixteenth below;

                           fourth, from the remaining Series 2000-A Available Funds to the Servicer, if the Servicer is not the Obligor or an Affiliate of the Obligor, in payment of any Servicing Fee then due;

                           fifth, from the remaining Series 2000-A Available Funds, to the Trustee, the Trustee Fee, and to the Back-up Servicer, the Back-Up Servicing Fee, any out-of-pocket expenses of the Trustee and the Back-up Servicer or successor Servicer reasonably incurred in connection with the Series 2000-A transaction and, subject to an aggregate, cumulative maximum (including amounts paid under paragraph (a)(ii) fifth below) of $50,000

                           (with respect to the above described expenses) during the term of this facility, any expenses in excess of such cumulative maximum amount if such expenses are approved in writing by the Series Support Provider and any servicing Transition Cost due such Persons under this Series Supplement;

                           sixth, from the remaining Series 2000-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider (x) the Insurer Fee due to the Series Support Provider on such Settlement Date in connection with the Series Support and (y) any unpaid Insurer Fee due on prior Settlement Dates, together with (in the case of any such unpaid Insurer Fee) interest thereon at the rate specified in the Premium Letter;

                           seventh, from the remaining Series 2000-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the aggregate amount necessary to reimburse the Series Support Provider for prior unreimbursed Support Interest Fundings, together with interest thereon, calculated at the rate set forth in the Insurance and Indemnity Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           eighth, from the remaining Series 2000-A Available Funds, to the Series 2000-A Noteholders, the following amounts in the following order: (a) any Monthly Interest with respect to any prior Settlement Date due but not paid pursuant to this clause eighth (or pursuant to a Support Interest Funding made pursuant hereto) on a prior Settlement Date; provided, however, that no such amount of Monthly Interest carried forward with respect to a prior Settlement Date shall include any amount of Monthly Interest for a prior Settlement Date that was in excess of the Capped Monthly Interest for such prior Settlement Date, and (b) Monthly Interest for such Settlement Date but not in an amount in excess of the Capped Monthly Interest for such Settlement Date;

                           ninth, from the remaining Series 2000-A Available Funds, if a Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the amounts described in clauses sixth and seventh above;

                           tenth, from the remaining Series 2000-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the aggregate amount necessary to reimburse the Series Support Provider for prior unreimbursed Support Principal Fundings, together with interest thereon, calculated at the rate set forth in the Insurance and Indemnity Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           eleventh, from the remaining Series 2000-A Available Funds, to the Series 2000-A Noteholders in reduction of the Series 2000-A Note Balance, the lesser of:

                                    (x)      such remaining Series 2000-A
                           Available Funds and

                                    (y)      the excess of (i) the Net
                           Investment, after taking into account any reduction thereof on such Settlement Date pursuant to the preceding clauses of this subsection (a)(i), over (2) the Pro Forma Borrowing Base;

                           twelfth, from the remaining Series 2000-A Available Funds, if a Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the amounts described in clause tenth above;

                           thirteenth, from the remaining Series 2000-A
                           Available Funds, ratably to the Series 2000-A Noteholder, the following amounts in the following order: (a) any Noteholder's Carryover Interest for such Settlement Date; and (b) any Monthly Interest for such Settlement Date, in each case to the extent not paid pursuant to clause eighth above;

                           fourteenth, from the remaining Series 2000-A
                           Available Funds, to the Obligor, the lesser of:

                                    (i)      the Advance Amount for all Series
                           2000-A Contracts being Pledged on such Settlement Date in accordance with Section 4.01(e) hereof; and

                                    (ii)     such remaining Series 2000-A
                           Available Funds;

                           fifteenth, from the remaining Series 2000-A Available Funds, ratably to the Series 2000-A Noteholder, for the benefit of the applicable Owners or to the Agent or the Series Support Provider, as applicable, the Facility Fee, the Unused Fee, Breakage Costs, any Default Fee, any Make-Whole Amounts, any outstanding and unpaid Accrued Liabilities and any other amounts owing to the Series 2000-A Noteholders, the Series Support Provider or the Agent under the Series 2000-A Related Documents, as certified by the Agent or the Series Support Provider, as applicable, to the Trustee, and the Obligors' Agent;

                           sixteenth, from the remaining Series 2000-A Available Funds, ratably, to each Hedge Counterparty (and based upon the amounts owed to each) any amounts due to it as fees, expenses or as the consequence of an event of default or termination event under the related Hedge Agreement or otherwise due upon the termination of the related Hedge Agreement;

                           seventeenth, from the remaining Series 2000-A Available Funds, (i) to the Servicer, if the Servicer is the Obligor or an Affiliate of the Obligor, in payment of any accrued and unpaid Servicing Fee then due and (ii) to any successor Servicer in payment of any accrued and unpaid Increased Servicer Fees then due; and

                           eighteenth, from the remaining Series 2000-A
                           Available Funds, the balance, if any, to other Series in Group B, if any, and thereafter to the Obligors' Agent for the benefit of the Obligor, or as otherwise directed by it in writing.

                  (ii) if such Settlement Date occurs during the Amortization Period:

                           first, from Series 2000-A Available Funds to pay to the Servicer any amounts referred to in Section 3.01(e) and to pay to any other Persons that mistakenly deposited funds into the Series 2000-A Facility Account, such mistakenly deposited funds;

                           second, from the remaining Series 2000-A Available Funds, to the Servicer, an amount necessary to reimburse the Servicer for any unreimbursed Servicer Advances with respect to the Series 2000-A Contracts;

                           third, from the remaining Series 2000-A Available Funds, to the Trustee for payment to Hedge Counterparties, amounts due under the related Hedge Agreements limited to the net fixed amount due applied against the outstanding Net Investment, except amounts due as fees, expenses or as the consequence of the occurrence of an event of default or termination event under such Hedge Agreement or otherwise due upon the termination of such Hedge Agreement, which amounts shall be paid as provided in clause seventeenth below;

                           fourth, from the remaining Series 2000-A Available Funds, to the Servicer, if the Servicer is not the Obligor or an Affiliate of the Obligor, in payment of any Servicing Fee then due;

                           fifth, from the remaining Series 2000-A Available Funds, to the Trustee, the Trustee Fee, and to the Back-up Servicer, the Back-Up Servicing Fee, any out-of-pocket expenses of the Trustee and the Back-up Servicer or successor Servicer reasonably incurred in connection with the Series 2000-A transaction and, subject to an aggregate, cumulative maximum (including amounts paid under paragraph (a)(i) fifth above) of $50,000 (with respect to the above described expenses) during the term of this facility, any expenses in excess of such cumulative maximum amount if such expenses are approved in writing by the Series Support Provider and any servicing Transition Cost due such Persons under this Series Supplement;

                           sixth, from the remaining Series 2000-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider (x) the Insurer Fee due to the Series Support Provider on such Settlement Date in connection with the Series Support and (y) any unpaid Insurer Fee due on prior Settlement Dates, together with (in the case of any such unpaid Insurer Fee) interest thereon at the rate specified in the Premium Letter;

                           seventh, from the remaining Series 2000-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the aggregate amount necessary to reimburse the Series Support Provider for prior unreimbursed Support Interest Fundings, together with interest thereon, calculated at the rate set forth in the Insurance and Indemnity Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           eighth, from the remaining Series 2000-A Available Funds, to the Series 2000-A Noteholders, the following amounts in the following order: (a) any Monthly Interest with respect to any prior Settlement Date due but not paid pursuant to this clause eighth (or pursuant to a Support Interest Funding made pursuant hereto) on a prior Settlement Date; provided, however, that no such amount of Monthly Interest carried forward with respect to a prior Settlement Date shall include any amount of Monthly Interest for a prior Settlement Date that was in excess of the Capped Monthly Interest for such prior Settlement Date, and (b) Monthly Interest for such Settlement Date but not in an amount in excess of the Capped Monthly Interest for such Settlement Date;

                           ninth, from the remaining Series 2000-A Available Funds, if a Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the amounts described in clauses sixth and seventh above;

                           tenth, from the remaining Series 2000-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the aggregate amount necessary to reimburse the Series Support Provider for prior unreimbursed Support Principal Fundings, together with interest thereon, calculated at the rate set forth in the Insurance and Indemnity Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           eleventh, from the remaining Series 2000-A Available Funds, to the Series 2000-A Noteholders, in reduction of the Series 2000-A Note Balance, the product of (x) the Principal Distribution Amount and (y) 88.5%;

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

                           twelfth, from the remaining Series 2000-A Available Funds, if a Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the amounts described in clause tenth above;

                           thirteenth, from the remaining Series 2000-A
                           Available Funds, to the Series 2000-A Noteholder, the following amounts in the following order: (a) any Noteholder's Carryover Interest for such Settlement Date; and (b) any Monthly Interest for such Settlement Date, in each case to the extent not paid pursuant to clause eighth above;

                           fourteenth, from the remaining Series 2000-A
                           Available Funds, (i) to the Servicer, if the Servicer is the Obligor or an Affiliate of the Obligor, in payment of any accrued and unpaid Servicing Fee then due and (ii) to any successor Servicer in payment of any accrued and unpaid Increased Servicer Fees then due;

                           fifteenth, from the remaining Series 2000-A Available Funds, to the Series 2000-A Noteholders in reduction of the Series 2000-A Note Balance, the lesser of (i) 100% of such amount and (ii) the then-outstanding Series 2000-A Note Balance (calculated after taking into account any reduction therein under clause eleventh above);

                           sixteenth, from the remaining Series 2000-A Available Funds, ratably to the Series 2000-A Noteholder, for the benefit of the applicable Owners or to the Agent or the Series Support Provider, as applicable, of the Facility Fee, the Unused Fee, Breakage Costs, any Default Fee, any Make-Whole Amounts, any outstanding and unpaid Accrued Liabilities and any other amounts owing to the Series 2000-A Noteholders or the Agent under the Series 2000-A Related Documents, as certified by the Agent or the Series Support Provider, as applicable, to the Trustee, and the Obligors' Agent;

                           seventeenth, from the remaining Series 2000-A Available Funds, ratably, to each Hedge Counterparty (and based upon the amounts owed to each) any amounts due as fees, expenses or as the consequence of an event of default or termination event under the related Hedge Agreement or otherwise due upon the termination of the related Hedge Agreement; and

                           eighteenth, from the remaining Series 2000-A
                           Available Funds the balance, if any, to other Series in Group B, if any, and thereafter to the Obligors' Agent for the benefit of the Obligor, or as otherwise directed by it in writing.

                  (b) All payments of interest, principal, fees, and other amounts payable to the Series 2000-A Noteholders hereunder shall be made on each Settlement Date to the Agent for the benefit of the applicable Purchaser(s) and all payments of amounts payable to the Series Support Provider shall be made on each Settlement Date by wire transfer of immediately available funds to an account designated in writing by the Agent or the Series Support Provider, as applicable, in the form of Exhibit C hereto delivered to the Trustee on or prior to the related Determination Date without in the case of the Agent or the Series Support Provider presentation or surrender of the Series 2000-A Note or the making of any notation thereon.

                  (c) Any designation by the Agent or the Series Support Provider, as applicable, of an account for receipt of wire transfers pursuant to the preceding clause (b) shall be a standing instruction, effective with respect to the applicable Settlement Date and all subsequent Settlement Dates thereafter until revoked. In the absence of such timely wire transfer instructions, payment will be made by cashiers check sent by overnight courier to the Agent or the Series Support Provider, as applicable, at the address designated pursuant to
Section 7.01. All reasonable costs and expenses incurred by the Trustee in connection with the distribution of the payments to the Series 2000-A Noteholders or the Series Support Provider as set forth in this Section 3.03(c) shall be paid by the Servicer.

                  (d) The Trustee shall not have any duty or obligation to recalculate, recompute or verify the information contained in the Servicer's Certificate.

                  Section 3.04 Reporting and Review Requirements.

                  (a) The Servicer shall send to the Agent, the Series Support Provider and the Trustee a Servicer's Certificate with respect to each Collection Period, such Servicer's Certificate to be in the form of that attached hereto as Exhibit D, not later than three (3) Business Days prior to the immediately succeeding Settlement Date.

                  (b) By January 31 of each calendar year, commencing January 31, 2002, the Servicer shall prepare and distribute to the Trustee and to the Agent a statement containing such information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary or may reasonably be requested by the Agent to enable the Purchasers to prepare their tax returns.

                  (c) The Series Support Provider or its designee shall, at Marlin's expense (not to exceed $30,000 per annum plus out-of-pocket costs and expenses) be permitted to conduct such audits of Marlin's origination, servicing and documentation procedures as the Series Support Provider shall deem necessary, once, following the first Collection Period and thereafter, not more frequently than quarterly (provided such audits shall commence no sooner than January 1, 2001). In addition, the Series Support Provider or its designee shall have the right (1) as long as a Series Event of Default has not occurred and is not continuing, to conduct additional audits at the Series Support Provider's (or its designee's) expense, upon at least two Business Day's prior notice and
(2) following the occurrence of and during the continuance of a Series Event of Default, to conduct audits as frequently as it deems necessary, at any time without prior notice and at Marlin's expense.

                  (d) Marlin shall provide the Agent and the Series Support Provider with a covenant compliance certificate (as part of the Servicer's Certificate), to the effect that, as of the end of each calendar quarter, Marlin and each Obligor is in compliance with its respective covenants hereunder (listing any exceptions) signed by the Servicing Officer of Marlin and delivered within 45 days of the end of such calendar quarter.

                  (e) Marlin shall provide the Agent and the Series Support Provider with consolidated and consolidating financial statements (consolidating financial statements to include, in columnar format, all wholly-owned subsidiaries of Marlin, with the exception of subsidiaries that are special-purpose entities), in each case prepared in accordance with GAAP (i) unaudited, on a quarterly basis, within 45 days of the end of each calendar quarter, certified by the Chief Financial Officer of Marlin and (ii) audited, on an annual basis, within 120 days of the end of each fiscal year, audited by Marlin's Independent Public Accountants.

                  (f) Marlin shall provide the Agent and the Series Support Provider with a copy of its "monthly business review" within 30 days of the end of each month.

                  (g) Marlin shall provide the Agent and the Series Support Provider with a copy of its annual management/internal control report prepared by Marlin's Independent Public Accountants, promptly following Marlin's receipt thereof and in no event later than 120 days following the end of each fiscal year.

                  (h) Marlin shall provide the Agent and the Series Support Provider with a copy of its annual budget for each upcoming fiscal year, including statements of income and cash flows, and balance sheets, not later than 30 days after the beginning of such fiscal year.

                  (i) The Servicer and the Trustee shall furnish to the Agent and the Series Support Provider during the term of this Series 2000-A Supplement, such periodic, special or other reports or information not specifically provided for herein, as shall be necessary, reasonable and appropriate as shall be requested by the Agent or the Series Support Provider, all such reports or information to be provided by and in accordance with reasonable instructions and directions as the Agent or the Series Support Provider may reasonably require and as the Servicer and the Trustee may reasonably be able to produce. In furtherance of, and not in limitation of the foregoing, there shall be delivered to the Agent and the Series Support Provider by the Trustee, promptly following the Trustee's receipt thereof, copies of (i) each Servicer's annual compliance statement delivered to the Trustee pursuant to
Section 6.07 of the Master Agreement, and (ii) each financial statement and report delivered to the Trustee pursuant to Section 6.08 of the Master Agreement. The Trustee's obligation under this Section 3.04(c) shall only pertain to information provided by the Servicer to the Trustee or otherwise in the Trustee's possession.

                  (j) The Trustee shall promptly, after any Responsible Officer's receipt of copies thereof, or any Responsible Officer acquiring actual knowledge thereof, send to the Agent and the Series Support Provider (at the Servicer's expense):

                  (i) written notice of any breach by the Transferor, the Obligor, the Obligors' Agent or the Servicer of any of their respective representations, warranties or covenants made in any of the Series 2000-A Related Documents to which it is a party;

                  (ii) a copy of each Servicer compliance statement delivered to the Trustee pursuant to Section 6.07 of the Master Agreement;

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

                  (iii) a copy of each financial statement, Independent Accountant's review, notice and report delivered to the Trustee pursuant to Sections 6.08 and 12.04 of the Master Agreement;

                  (iv) written notice of the occurrence of any Series Event of Default or Event of Servicer Termination;

                  (v) written notice of any failure of the Trustee to conform to the eligibility requirements for the Trustee pursuant to Section 11.08 of the Master Agreement;

                  (vi) written notice of the appointment of any co-trustee or separate trustee by the Trustee pursuant to
                           Section 11.15 of the Master Agreement; and

                  (vii) copies of all other financial statements, reports, information and/or notices as may be reasonably requested by the Agent or the Series Support Provider and, in each case, which has been received by or is otherwise in the possession of the Trustee or to which the Trustee would have access or would be entitled to receive or request in accordance with the terms of the Master Agreement;

provided, however, that in each case the Trustee shall only be required to send such notices and other items to the Agent and the Series Support Provider to the extent that the Trustee has itself received or has knowledge of the related information. Except as may be specifically provided herein, the Trustee shall have no obligation to seek to obtain any such information.

                  (k) The Trustee shall promptly, after any Responsible Officer's receipt of copies thereof, or any Responsible Officer acquiring actual knowledge thereof, send to the Rating Agency (at the Servicer's expense):

                  (i) written notice of the waiver of any of the events set forth in Sections 5.01(o), (p) or (q), which events would otherwise constitute Series Events of Default; and

                  (ii) written notice of any approval by the Series Support Provider of expenses for payment pursuant to clause fifth of Sections 3.03(a)(i) and 3.03(a)(ii) hereof;

provided, however, that in each case the Trustee shall only be required to send such notices and other items to the Rating Agencies to the extent that the Trustee has itself received or has knowledge of the related information. Except as may be specifically provided herein, the Trustee shall have no obligation to seek to obtain any such information.

                  (l) At least three Business Days prior to the date on which the Servicer is required to deliver the Servicer Certificate referred to in Section 3.04(a) above, the Series Support Provider shall report to the Servicer, the Agent and the Trustee (in writing) the amount of all Accrued Liabilities outstanding and unpaid as of such date (including a breakdown as to the amounts outstanding and unpaid under each of clauses (i) and (ii) of the definition of

"Accrued Liabilities"), together with the amount of any additional interest accruing thereon under the Insurance and Indemnity Agreement through the next Settlement Date. The Trustee shall be entitled to rely conclusively upon each such certification in preparing any reports or accountings under Section 3.04 hereof and in making distributions pursuant to Section 3.03 hereof on such Settlement Date. In the absence of its receipt of any such certification prior to any Settlement Date, the Trustee shall be entitled to conclude that no amounts other than amounts drawn under the Policy or advanced pursuant to an Insurer Advance (and remaining unreimbursed to the Series Support Provider) of which it has knowledge are then outstanding and owing as Accrued Liabilities as of such Settlement Date.

                  Section 3.05 Compliance With Withholding Requirements. Notwithstanding any other provisions of this Series 2000-A Supplement or the Master Agreement to the contrary, the Trustee, for and on behalf of, and at the direction of the Servicer, shall comply with all federal withholding requirements respecting payments (or advances thereof) to the Agent on behalf of the Purchasers as may be applicable to instruments constituting indebtedness for federal income tax purposes. Except as otherwise provided in the Note Purchase Agreement, any amounts so withheld shall be treated as having been paid to the Agent on behalf of the applicable Purchasers for all purposes of this Series 2000-A Supplement. In no event shall the consent of the Agent or any Purchasers be required for any such withholding. The Series Support Provider shall not be obligated to pay any additional amounts to the Owners in the event that any taxes or related amounts are withheld or assessed from or with respect to payments on the Series 2000-A Notes.

                  Section 3.06 Servicer Advances. No later than one Business Day preceding each Settlement Date, if the Servicer determines that any Scheduled Payment (or portion thereof), which was due and payable pursuant to a Series 2000-A Contract during the related Collection Period was not received by such date, the Servicer may make a Servicer Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof), to the extent that in its sole discretion it determines it can recoup such amount from subsequent Collections under the related Series 2000-A Contract. The Servicer shall remit any Servicer Advances to the Series 2000-A Facility Account for application in accordance with the terms of Section 3.03.

                  Section 3.07 Special Representations, Covenants and Acknowledgements.

                  (a) With respect to the Series 2000-A Notes, the Obligor and the Obligors' Agent does hereby represent and warrant, as of each Pledge
Date:

                  (i) Insolvency. Each of the Obligor and the Obligors' Agent is Solvent and will remain Solvent after giving effect to the issuance of the Series 2000-A Notes and the transactions contemplated by this Series 2000-A Supplement, the Master Facility Agreement and each Series 2000-A Related Document to which it is a party.

                  (ii) Principal Place of Business. Exhibit F hereto sets forth the principal place of business, state of incorporation or organization, and chief executive office and the location of the Contract Files for the Obligor and the Obligors' Agent.

                  (iii) Valid Pledge. Each Pledge constitutes the grant of a perfected, first priority security interest in all Pledged Property (other than any Equipment having a value of $25,000 or less, with respect to which such security interest is validly granted, but may not be perfected or of first priority) to the Trustee.

                  (iv) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Obligor and the Obligors' Agent of this Agreement, the Master Facility Agreement and each Series 2000-A Related Document to which it is a party except for such authorizations, approvals, actions, notices and filings as have already been obtained, taken or made.

                  (v) Accuracy of Information. All information heretofore furnished in writing by the Obligor or the Obligors' Agent to the Trustee, the Series Support Provider or to the Agent for purposes of or in connection with this Agreement, the Master Facility Agreement and each Series 2000-A Related Document to which it is a party or any Pledge is true, accurate and complete in every material respect on the date such information is stated or certified.

                  (vi) Names. In the past two years, none of the Obligor nor the Obligors' Agent has used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

                  (vii) No Adverse Selection. The Series 2000-A Contracts have been, and will be, selected by the Obligors' Agent in a manner that is not adverse to the interests of the Trustee, the Series 2000-A Noteholders or the Series Support Provider.

                  (viii) Eligibility. Each Series 2000-A Contract being Pledged on such Pledge Date is an Eligible Contract.

                  (ix) No Event of Default. No Series Event of Default has occurred and is continuing, nor does any situation exist which, with the giving of notice and/or the passage of time, would result in the occurrence of a Series Event of Default.

                  (b) The Obligor, the Obligors' Agent, Marlin and the Servicer do hereby covenant, acknowledge and agree that:

                  (i) Access to Documentation. The Agent, the Series Support Provider and any of their duly authorized representatives, attorneys or accountants shall have the same access to the documentation relating to the Series 2000-A Trust Estate as the Trustee is provided pursuant to Section 6.09 of the Master Agreement.

                  (ii) Servicer to Indemnify. The Servicer shall indemnify the Agent, the Series Support Provider and the Noteholders to the same extent and on the same terms as the Trustee, pursuant to Section 8.01 of the Master Agreement.

                  (iii) Certain Consents Required. The prior written consent of the Series Support Provider and the Agent shall be required for the Obligor to take any action described in Section 14.03(a) or 14.03(b) of the Master Agreement; provided, however, that in no event shall this Section 3.7(b)(iii) require the consent of the Series Support Provider or the Agent for any Take Out.

                  (iv) Notice of Return of Final Payment. The Servicer shall give the Agent and the Series Support Provider notice of any return of final payment given to the Trustee pursuant to Section 5.06 of the Master Agreement, at the same time such notice is given to the Trustee.

                  (v) Acknowledgement of Obligor. The Obligor hereby confirms and acknowledges that, by its execution hereof, (a) it shall be deemed to be a party to the Master Agreement and to the Master Transfer Agreement for the purpose of making all representations, warranties and covenants, and being bound by all obligations, applicable to the Obligor thereunder, to the extent (and only to the extent) such representations, warranties, covenants and obligations relate to the Series 2000-A Note and/or the Series 2000-A Trust Estate and (b) it confirms the right and ability of the Obligors' Agent to execute any and all Series 2000-A Documents on behalf of such Obligor, and that the Obligors' Agent's signature thereon shall have the same force and effect as if the Obligor was a direct signatory thereto.

                  (vi) Series Controlling Party. The parties hereto acknowledge that so long as no Series Support Provider Default shall have occurred and be continuing, the Series Support Provider shall be the "Series Controlling Party" with respect to the Series 2000-A Notes for purposes of the Master Agreement and this Series 2000-A Supplement and that if a Series Support Provider Default shall have occurred and be continuing, the Agent shall be the "Series Controlling Party" for purposes of the Master Agreement and this Series 2000-A Supplement so long as such Series Support Provider Default shall continue.

                  (vii) Series Trustee Secured Obligations. The "Series Trustee Secured Obligations" and the "Series Secured Obligations" with respect to the Series 2000-A Notes shall mean, collectively (a) all amounts due to the Series 2000-A Noteholders for principal and interest and under the Note Purchase Agreement, (b) any amounts due to the Agent hereunder and under the Note Purchase Agreement, either in its individual capacity or on behalf of the Purchasers,
                           (c) any fees and expenses due to the Trustee or the Back-up Servicer with respect to the Series 2000-A Notes, (d) amounts due to the Series Support Provider hereunder and under the Insurance and Indemnity Agreement including all Accrued Liabilities and (e) any payments due to any Hedge Counterparty with respect to the Series 2000-A Note.

                  (viii) Series Secured Parties. The "Series Secured Parties" with respect to the Series 2000-A Note are the Trustee, the Back-up Servicer, the Series Support Provider, the Agent, the Series 2000-A Noteholders, and each Hedge Counterparty (the "Series 2000-A Secured Parties").

                  (ix) Original Servicer Fee Rate. The "Original Servicer Fee Rate" with respect to the Series 2000-A Note is the percentage set forth in the definition of "Servicing Fee" herein.

                  (x) Original Issue Date. The "Original Issue Date" with respect to the Series 2000-A Note is the Series Closing Date.

                  (xi) Limitation of Allowable Prepayments. The Servicer shall not accept any Prepayment unless the amount received in connection therewith is at least equal to the related Prepayment Amount as of such date, or, if less, unless the Servicer makes a non-recoverable deposit to the Master Facility Account in the amount of any shortfall (which non-recoverable deposit shall be a "Collection" with respect to the Series 2000-A Trust Estate).

                  (xii) Limitation on Removals. Notwithstanding Sections 6.12(a) and (b) of the Master Agreement, the Servicer may not remove any Contract pursuant to such Sections 6.12(a) and (b) if the aggregate of the Contract Principal Balances removed pursuant to such Section exceeds ten percent (10%) of the then aggregate Contract Principal Balance of all Series 2000-A Contracts which are Eligible Contracts on such date.

                  (xiii) Series Controlling Party to Appoint Successor Servicer with Respect to this Series. The Series Controlling Party shall have the right to appoint a successor Servicer with respect to the Series 2000-A Contracts in the event of an Event of Servicer Termination.

                  (xiv) Terms of Take-Out. Immediately following each Take-Out, the Net Investment shall be reduced to zero.

                  (xv) Equipment Type. The Servicer will not change the Equipment Type classifications on its servicing system without the prior written consent of the Series Controlling Party.

                  (xvi) Change in Credit and Collection Policy. There has been no, nor shall there be any, material change in the Credit and Collection Policy since

                           March 31, 2000 without the prior written consent of the Agent and the Series Support Provider, the determination as to whether such consent shall be given shall be made promptly upon request therefor.

                  (xvii)   Reserved.

                  (xviii)  Reserved.

                  (xix) ERISA. Except as may otherwise be imposed by law, Marlin has no obligation to provide, and will not have any obligation to provide, post-retirement medical or life insurance or other death benefits to any person other than pursuant to the "Marlin Leasing Corp. 401(k) Profit Sharing Plan" (the "401 (k) Plan"). Except with respect to the 401(k) Plan, Marlin, does not currently maintain, have an obligation to contribute to or pay withdrawal liability to, or have any other obligation with respect to, any "pension plan" (within the meaning of section 3(2) of ERISA) or any multiemployer plan (within the meaning of section 3(37) of ERISA). For purposes hereof, all references to "ERISA" shall be deemed to refer to the Employee Retirement Income Security Act of 1974 (and any sections of the Code), as now in effect and as it may hereafter be amended or modified, and all regulations promulgated thereunder and all references to "Marlin" in this paragraph (xix) shall be deemed to refer to Marlin and all other entities with which Marlin is affiliated within the meaning of Section 414(b) and 415(h) of the Code, as amended by ERISA, and Sections 210(c) and 4001(a)(2) of ERISA.

                  (xx) Substitute Contracts. Any Substitute Contract delivered to the Series 2000-A Trust Estate shall, if delivered during the Amortization Period, in addition to being an Eligible Contract, have substantially similar characteristics as the Replaced Contract.

                  (xxi) Equipment Filings. If, at any time during the term of this facility, Marlin or any Obligor or the Obligors' Agent becomes aware that the aggregate Contract Principal Balance for all Series 2000-A Contracts having Users located in any one state exceeds 3% of the then aggregate Contract Principal Balance for all Series 2000-A Contracts, the Obligor shall, if appropriate Equipment Filings have not been made in such state and/or the state of incorporation of such Obligor if required by the UCC, within ten Business Days of so becoming aware, cause UCC-1 financing statements naming Marlin as debtor/seller and MLR IV LLC as secured party/buyer and naming MLR IV LLC as debtor and the Trustee as secured party to be filed with the appropriate registry, sufficient in form to perfect the Trustee's security interest in the Equipment located in such state (the filing of any such UCC-1 financing statement being an "Equipment Filing"). At the time of any such Equipment Filing the Obligor shall also cause to be delivered to the Trustee, the Agent, the Series Support Provider and each Rating Agency an opinion of counsel to the effect that such Equipment

                           Filing is in form sufficient to perfect such security interest in the related Equipment.

                  (xxii) Amendment to Master Transfer Agreement. For so long as any Series Secured Obligations remain outstanding with respect to this Series 2000-A Supplement, the Obligor, the Obligors' Agent and Marlin hereby agree that they will not consent to any agreement pursuant to Section 7.05 of the Master Transfer Agreement or consent to any amendment to the Master Transfer Agreement pursuant to Section 7.01 of the Master Transfer Agreement without the prior written consent of the Agent and the Series Support Provider, such consent not to be unreasonably withheld, the determination as to whether such consent shall be given shall be made promptly upon request therefor.

                  (c) The Obligor hereby makes each of the representations, warranties and covenants set forth in Section 2.01(a) of the Master Agreement to the Trustee, the Series 2000-A Noteholders, the Series Support Provider and the Agent on which representations, warranties and covenants the Trustee relies in accepting the Series 2000-A Trust Estate in trust, and on which the Series 2000-A Noteholders have relied in agreeing to purchase the Series 2000-A Notes. Such representations, warranties and covenants are deemed to be made and affirmed on the Series Closing Date, and shall survive the date of the making or remaking of such representations and warranties.

                  Section 3.08 Hedging Arrangements.

                  (a) Marlin shall provide for one or more Hedge Agreement(s) with respect to the Series 2000-A Trust Estate with an aggregate notional balance at least $2,000,000 greater than the Outstanding Net Investment and a future aggregate notional balance at least equal to the future principal portion of the Net Investment (calculated at a zero loss and zero prepayment assumption). Each Hedge Agreement shall:

                  (i) provide for payments on each Settlement Date (x) which, in the case of a Cap Agreement, are made only by the Hedge Counterparty to the Trustee, in an amount equal to the current notional amount of the Hedge Agreement applied to the excess, if any, of the Base LIBO Rate over the Hedge Rate with respect thereto, and (y) in the case of a Swap Agreement, are to be made (1) by the Hedge Counterparty to the Trustee in an amount equal to the current notional amount of the Swap Agreement applied to the Base LIBO Rate, and (2) by the Trustee to the Hedge Counterparty in an amount equal to such notional amount applied to the Hedge Rate with respect thereto (which amounts may be netted, with the net amount paid by one party to the other);

                  (ii) be satisfactory in form and substance to the Series Support Provider and the Agent;

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

                  (iii) provide that all payments made by the Hedge Counterparty thereunder shall be made directly into the Series 2000-A Facility Account;

                  (iv) provide for termination at the option of the Trustee upon release of the related Series 2000-A Contracts from the Lien of the Indenture;

                  (v) require the Hedge Counterparty to find a replacement Hedge Counterparty to execute a new Hedge Agreement satisfactory to the Series Support Provider and the Agent within 10 Business Days of any downgrade of the ratings of the Hedge Counterparty below the levels set forth in the definition of "Hedge Counterparty", which replacement must meet the qualifications set forth in the definition of "Hedge Counterparty";

                  (vi) be between the related Hedge Counterparty and the Trustee;

                  (vii) if such Hedge Agreement is a Cap Agreement, be substantially in the form of Exhibit I hereto; and

                  (viii) if such Hedge Agreement is a Swap Agreement, be substantially in the form of Exhibit J hereto.

                  (b) In the event that a Hedge Counterparty no longer satisfies the ratings requirement specified in the definition thereof and does not itself find a replacement which has executed a Hedge Agreement as required under clause (v) of Section 3.08(a), Marlin shall be required, within 15 Business Days following the failure of such Hedge Counterparty to satisfy such ratings requirement, to provide a substitute Person satisfying the requirements of the definition of Hedge Counterparty to be substituted as the Hedge Counterparty under the applicable Hedge Agreement(s) or to enter into a new Hedge Agreement satisfactory to the Series Support Provider and the Agent.

                  (c) The Trustee shall not designate an "Early Termination Date" under any Hedge Agreement following any "Event of Default" or "Termination Event" thereunder without the prior written consent of the Series Controlling Party, and must designate such an "Early Termination Event" at the Series Controlling Party direction if the circumstances would permit the Trustee to then make such a designation.

                  (d) The Trustee shall promptly forward to the Series Controlling Party a copy of any notice received from a Hedge Counterparty relating to any downgrade, withdrawal or suspension of such Hedge Counterparty's (or such Hedge Counterparty's guarantor's) ratings.

                  (e) The Trustee shall not execute any assignment, assumption, credit support annex, extension, amendment, modification, waiver, confirmation, designation of "Reference Market Makers," schedule or other agreement in connection with any Hedge Agreement without first obtaining the prior written consent of the Series Controlling Party. A copy of any such item received by the Trustee, together with a copy of any other notice or communication received by the Trustee in connection with any Hedge Agreement shall be forwarded to the Series Controlling Party promptly on receipt. Notice of (i) any assignment or transfer by a Hedge Counterparty of any of its rights or obligations under any Hedge Agreement (ii) any assumption,

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

amendment, extension, modification, waiver or event of default under any Hedge Agreement, and (iii) the Hedge Counterparties entering into any new Hedge Agreement shall be given by the Trustee to each Rating Agency.

                  Section 3.09 Lockbox Account.

                  (a) The Servicer shall establish a Lockbox Account identified as "the Lockbox Account for Marlin Master Facility Agreement, in trust for the Series 2000-A Secured Parties" on behalf of, and in the name of, MLR IV LLC, which shall be an Eligible Bank Account. The Servicer shall direct each User to make all payments with respect to the Series 2000-A Contracts which are due after the related Pledge Date directly to the Lockbox Account. Any notice delivered pursuant to the preceding sentence of this Section 3.09 after the date hereof shall provide that (i) it is irrevocable except by, or a notice accompanied by written consent of, the Series Controlling Party and (ii) the User will only be discharged from its obligations under the Series 2000-A Contract to the extent payments are sent to the Lockbox Account.

                  (b) The Servicer shall issue and maintain a standing instruction to the Lockbox Bank under the Lockbox Agreement to the effect that
(x) on each Business Day the Lockbox Bank shall (i) cause all items received in the post-office box related to the Lockbox Account since the preceding Business Day relating to the Series 2000-A Contracts to be deposited into the Lockbox Account, and (ii) remit by electronic funds transfer, into the Series 2000-A Facility Account all available funds on deposit in the Lockbox Account and (y) if the Lockbox Bank receives a written notice from the Series Controlling Party stating that a Series Event of Default has occurred hereunder, the Lockbox Bank shall thereafter follow such directions as it may thereafter receive from the Series Controlling Party with respect to Collections on the Series 2000-A Contracts, and shall not thereafter follow any directions of the Servicer (unless otherwise directed by the Series Controlling Party). Such standing instruction shall be evidenced by an agreement with the Lockbox Bank in form and substance acceptable to the Series Controlling Party. The Servicer will transfer any payments it receives directly rather than by payment to the Lockbox Account by or on behalf of the Users pursuant to the Contracts and all Recoveries in respect thereof to the Series 2000-A Facility Account immediately upon receipt thereof.

                  (c) Neither the Servicer, any Obligor nor any Affiliate thereof shall direct or shall have directed any payments to be remitted to the Lockbox Account unless such payments relate to the Series 2000-A Contracts, or to Contracts relating to other Series of Notes assigned to Group B.

                  Section 3.10 The Policy; Accrued Liabilities.

                  (a) If, on any Determination Date, the Trustee determines (based solely on information set forth in the related Servicer's Certificate) that a Deficiency Amount exists in an amount greater than zero, the Trustee shall promptly (and, in any event, not later than the date that is two (2) Business Days prior to the related Settlement Date) notify the Series Support Provider in writing of such Deficiency Amount. Unless the Trustee shall have received written notice from the Series Support Provider to the effect that the Series Support Provider intends to make an Insurer Advance in respect of such Deficiency Amount on the related Settlement Date,

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

the Trustee shall deliver to the Series Support Party a notice substantially in the form of Exhibit A to the Policy (the "Notice for Payment") as a claim for an Insured Amount in an amount equal to such Deficiency Amount. Such Notice for Payment shall be delivered in accordance with the terms of the Policy no later than 10:00 a.m., New York City time, on the second (2nd) Business Day immediately preceding such Settlement Date.

                  (b) The Trustee, for the benefit of the Series 2000-A Secured Parties, shall establish and maintain an account (the "Series 2000-A Insurance Account") as a segregated trust account in the Trustee's corporate trust department, identified as the "Insurance Account for Marlin Master Financing Facility Agreement, in trust for the Series 2000-A Secured Parties." The Trustee shall make or permit withdrawals from the Series 2000-A Facility Account only as provided in this Series 2000-A Supplement. Upon receipt of an Insured Amount or Insurer Advance from the Series Support Provider on behalf of the Owners, the Trustee shall deposit such amounts into the Series 2000-A Insurance Account. On each Settlement Date, the Trustee shall distribute the Deficiency Amount, if any, from amounts on deposit in the Series 2000-A Insurance Account to the Owners on a pro rata basis in payment of such Deficiency Amount.

                  (c) The Trustee (i) shall be deemed to receive any Insured Amount or Insurer Advance from the Series Support Provider as attorney-in-fact on behalf of each Owner and (ii) shall distribute such Insured Amount or Insurer Advance to such Owner as set forth in subsection (b) above. Insured Amounts from proceeds of the Policy and Insurer Advances disbursed by the Trustee shall not be considered payment by MLR IV LLC with respect to the Owners, nor shall such disbursement of such Insured Amounts or Insurer Advances discharge the obligations of MLR IV LLC with respect to the amounts thereof. The Series Support Provider shall become subrogee and the deemed assignee of such Owners, of an amount of Series 2000-A Notes equal to the amount of Insured Amounts paid or Insurer Advances made by the Series Support Provider. The Trustee hereby agrees, and each Owner, by its acceptance of its Series 2000-A Note, hereby agrees, for the benefit of the Series Support Provider that the Trustee shall recognize that to the extent the Series Support Provider makes payments of Insured Amounts or Insurer Advances, either directly or indirectly (as by paying through the Trustee), to the Owners, the Series Support Provider will be subrogated to the rights of the Owners to the extent of such payments.

                  (d) Any payment of Accrued Liabilities to the Series Support Provider pursuant to Section 3.03 (b) shall be deemed to be applied first to amounts owing under clause (iii), if any, second under clause (ii), if any, and then under clause (i), of the definition of Accrued Liabilities.

                  Section 3.11 Option to Purchase in Lieu of Draw.

                  (a) The Owners hereby grant to the Series Support Provider (or its designee, and each reference in this Section 3.11(a) to the Series Support Provider shall also be deemed to be a reference to such designee, as the context may require) the option (the "Non-Draw Option"), in lieu of making a payment under the Policy on the presentation of the Notice for Payment under the Policy pursuant to section 3.10(a), to purchase all (but not less than all) of the Owners' rights and title to, and interest in, such Series 2000-A Notes, at a price (the "Non-Draw Option Price") equal to the greater of (i) amount which would have been payable by the Series Support

Provider in connection with a draw under the Policy in respect of such Series 2000-A Notes and (ii) the Series 2000-A Note Balance, all accrued interest thereon, but only to the extent of Capped Monthly Interest. Payment made by the Series Support Provider of the Non-Draw Option Price shall be made in immediately available funds by 12:00 p.m. New York City time on the later of (a) the third Business Day following receipt by the Series Support Provider, at its designated offices, of a Notice for Payment pursuant to Section 3.10(a), and (b) the date on which payment under the Policy pursuant to such Notice for Payment would have been due in respect of the Series 2000-A Notes. All calculations required to determine the Non-Draw Option Price, shall be made by the Trustee as of the draw date specified in the relevant Notice for Payment under the Policy delivered pursuant to Section 3.10(a). The Series Support Provider may exercise the Non-Draw Option by telephone notice confirmed in writing by the Series Support Provider to the Owner immediately thereafter.

                  (i) Simultaneously with the payment of the Non-Draw Option Price, the Owners shall deliver to the Series Support Provider such transfer documents as shall be necessary pursuant to the terms hereof to assign to the Series Support Provider the Series 2000-A Notes purchases pursuant to the Non-Draw Option and take any and all other actions as may be required by the terms of this 2000-A Series Supplement (including but not limited to causing to be provided any legal opinion that may be required by the Trustee in connection with such transfer), or otherwise, to cause a transfer of such Series 2000-A Notes to the Series Support Provider.

                  Section 3.12 Insurer Advances.

                  The Series Support Provider shall have the right to make Insurer Advances with respect to any Deficiency Amount or potential Deficiency Amount hereunder. Any payment of such Insurer Advances may be made by the Series Support Provider in its sole discretion at any time before such Deficiency Amount is due hereunder. Any amounts paid by the Series Support Provider as Insurance Advances shall be deposited into the Series 2000-A Insurance Account for distribution pursuant to Section 3.10(b) hereof.

                  Section 3.13 Replacement of Series Support Provider. At any time following a reduction or withdrawal of the claims-paying or financial strength ratings of the Series Support Provider below "AA-" by S & P (or the equivalent financial strength rating by any nationally recognized statistical rating agency then rating the Series Support Provider), the Obligor shall upon the direction of the Agent terminate the Insurance Agreement and the Policy upon ten days' prior written notice to the Trustee and the Series Support Provider; provided, however, that on or prior to the date such termination shall take place (i) the Obligor has entered into a new Insurance Agreement with a replacement insurer (a "Replacement Series Support Provider") providing for the issuance of a replacement policy (a "Replacement Policy") on substantially similar terms as the Policy being replaced, (ii) each Rating Agency has confirmed in writing that such termination will not result in a reduction or withdrawal of its rating of the Series 2000-A Notes, (iii) all Accrued Liabilities owing to the Series Support Provider have been paid in full and (iv) such Replacement Policy is delivered to the Trustee.

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

                                   ARTICLE IV

                    SERIES PRINCIPAL AMOUNT FOR SERIES 2000-A

                  Section 4.01 Advances.

                  (a) The Trustee shall deliver the Series 2000-A Note when authenticated as directed in writing by the Obligor, and in accordance with
Section 5.01 of the Master Agreement.

                  (b) The Agent on behalf of the Series 2000-A Noteholders agrees, by its acceptance of the Series 2000-A Note, that the Obligors' Agent may, during the Revolving Period, on any Business Day, but not more frequently than weekly (a "Pledge Date"), request upon not less than three (3) Business Days' prior written notice (to be delivered not later than 4:00 p.m. New York time) in the form set forth in Exhibit G hereto (a "Pledge Notice") delivered to the Agent, the Series Support Provider, the Servicer and the Trustee, and upon satisfaction of the conditions set forth in the Note Purchase Agreement and in this Section 4.01, that the Agent remit to the Obligors' Agent an amount, to the extent received by the Agent from Purchasers under the Note Purchase Agreement, representing an increase in the Series 2000-A Noteholders' investment in the Series 2000-A Notes (each such increase in investment, an "Advance") in an amount equal to the related Advance Amount.

                  (c) The Obligor shall Pledge the Pledged Property to the Trustee to be held in trust as part of the Series 2000-A Trust Estate in connection with the delivery of each Pledge Notice. Each Pledge Notice shall specify:

                  (i)      the proposed Pledge Date,

                  (ii) the related List of Contracts, which shall also include for each Series 2000-A Contract and the related discounted Booked Residual;

                  (iii) the amount of the related Advance Amount, which shall not be less than $1,000,000 except as provided in paragraph (e) below;

                  (iv)     the Purchase Price Percentage for such Pledge;

                  (v)      the Hedge Rate applicable to such Series 2000-A
                           Contracts;

                  (vi) the aggregate Contract Principal Balance of all Series 2000-A Contracts being Pledged; and

                  (vii) the Borrowing Base immediately prior to such Pledge and the Pro Forma Borrowing Base.

                  (d) No Advance will be funded with respect to any Series 2000-A Contract unless:

                  (i)          the Trustee has previously delivered its
                           Certification (as defined in the Collateral
                           Administration Agreement) with respect thereto, which

                           Certification shall indicate that (1) the Trustee is holding the related Series 2000-A Contracts pursuant to the Collateral Administration Agreement and (2) there is no Deficiency (as defined in the Collateral Administration Agreement) with respect to such Series 2000-A Contract;

                  (ii) no Series Event of Default or event which, with the giving of notice and/or the passage of time, would constitute a Series Event of Default, shall have occurred and be continuing;

                  (iii) after giving effect to the proposed Advance, the Net Investment shall not exceed the lesser of (x) the Borrowing Base and (y) the Maximum Series Limit as of such date;

                  (iv) the representations and warranties of the Obligor under the Series 2000-A Related Documents are true and correct in all material respects as of the related Pledge Date, unless such representation and warranty speaks only as of a particular date;

                  (v)      the Termination Date has not occurred; and

                  (vi) the Agent and the Series Support Provider shall have received all such other documents, opinions and other information as it shall have reasonably requested not fewer than ten Business Days in advance.

                  (e) In addition to the provisions of paragraph (b) above, in which a pledge of additional Series 2000-A Contracts results in an increase in the Series 2000-A Note Balance, during the Revolving Period, a Pledge of additional Series 2000-A Contracts may also be funded from the monthly cash flow, as set forth in clause fourteenth of Section 3.03(a)(i). In connection with such a Pledge, the Obligor, upon satisfaction of the applicable conditions set forth in paragraphs (b), (c) and (d) above, may Pledge such additional Series 2000-A Contracts to the Trustee to hold in trust as part of the Series 2000-A Trust Estate without receiving any additional Advance Amount from the Purchasers, but in consideration of receiving the Advance Amount paid under clause fourteenth of Section 3.03(a)(i) hereof, by delivering a Pledge Notice to the Trustee, the Series Support Provider and the Agent, not less than three (3) Business Days prior to the proposed Pledge Date (which shall be a Settlement
Date).

                  (f)      In addition to the provisions of paragraphs (b) and
(e) above, in which a Pledge of additional Series 2000-A Contracts is funded by the Purchasers, or is made to sustain the revolving nature of the facility, the Obligor, upon satisfaction of the applicable conditions set forth in paragraphs
(c) and (d) above, may Pledge Pledged Property to the Trustee to be held in trust as part of the Series 2000-A Trust Estate without receiving any additional Advance Amount, by delivering a Pledge Notice to the Trustee not less than three
(3) Business Days prior to the proposed Pledge Date (which shall be a Business Day, but need not be a Settlement Date).

                  (g) If a Purchaser makes an Advance in accordance with paragraph (b) above, the Agent shall remit the related Advance Amount to the Series 2000-A Facility Account or to such other account as the Obligors' Agent may specify in writing, in immediately available funds, no later than 12:00 noon (New York City time). The Servicer shall notify the Trustee and the Agent and the Series Support Provider of the amount of such Advance Amount and shall appropriately note such Advance Amount (and the increased Series 2000-A Note Balance) on the next succeeding monthly Servicer's Certificate.

                  (h) The Agent shall and is hereby authorized to record on the grid attached to the Series 2000-A Note (or at the Agent's option, in its internal books and records) the date and amount of any Advance Amount paid by it on behalf of a Purchaser, and each repayment thereof; provided, that failure to make any such recordation on such grid or any error in such grid shall not adversely affect the Agent's rights with respect to the full Series 2000-A Note Balance and its right to receive interest payments in respect of the Series 2000-A Note Balance.

                  (i) The Obligor or the Obligors' Agent may, within 180 days, but no later than 45 days, prior to the then existing Termination Date, by written notice to the Agent and the Series Support Provider, make written request to extend the Termination Date for an additional period of 364 days. The Agent and the Series Support Provider shall independently make a determination, in their sole discretion and after a full credit review, not more than 30 days after such party receives the written notice from the Obligor or the Obligors' Agent requesting the extension of the Termination Date prior to the then applicable Termination Date as to whether or not such party will agree to extend the Termination Date; provided, however, that the failure to make a timely response to the Obligor's or the Obligors' Agent's request for extension of the Termination Date shall be deemed to constitute a refusal to extend the Commitment Termination Date.

                                   ARTICLE V

                            SERIES EVENTS OF DEFAULT

                  Section 5.01 Series Events of Default. If any one of the following shall occur:

                  (a) the Obligor or the Servicer shall fail to make when due and payable any payment or deposit required hereunder or under any other Series 2000-A Related Document, in any case on or before the date occurring one
(1) Business Day after the date such payment or deposit shall become due; or

                  (b) the Obligor or the Transferor shall fail to perform or observe any covenant with respect to such Person set forth in any Series 2000-A Related Document, and such failure shall remain unremedied for ten (10) Business Days after receipt by the Obligors' Agent of written notice thereof by the Trustee, the Series Support Provider or the Agent; or

                  (c) any representation or warranty made by the Obligor, the Servicer or the Transferor in any Series 2000-A Related Document or in any other document delivered pursuant thereto shall prove to have been incorrect when made or deemed made and continues to be incorrect for a period of ten (10) Business Days after the earlier to occur of (1) the discovery thereof by the Obligor or (2) the receipt by the Obligors' Agent of written notice thereof from the Trustee, the Series Support Provider or the Agent; or

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

                  (d) an Insolvency Event shall occur with respect to the Transferor, the Obligor, the Obligors' Agent, or the Servicer; or

                  (e) the Net Investment exceeds the lesser of the Maximum Series Limit and the Borrowing Base (x) for three consecutive Business Days or
(y) as of the close of business on any Settlement Date; or

                  (f) the Trustee on behalf of the Series 2000-A Secured Parties shall fail to have a valid and perfected first priority security interest in either (x) the Series 2000-A Contracts or (y) items of Equipment having an Original Equipment cost in excess of $25,000 and, in the case of this clause (y), relating to a material portion of the Equipment in the Series 2000-A Trust Estate;

                  (g) (x) the Obligor shall fail to pay any principal of or premium or interest on any indebtedness when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (y) the Servicer or the Transferor shall fail to pay any principal of or premium or interest on any indebtedness having a principal amount of $1,000,000 or greater when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and, with respect to both clauses (x) and (y), any such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness of any Obligor, the Servicer or the Transferor or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

                  (h) an Event of Servicer Termination shall have occurred and be continuing; or

                  (i) a material adverse change shall occur in the operations or financial condition of Marlin, the Servicer, the Obligor or the Obligors' Agent or any other event shall occur the effect of which is to materially and adversely affect the collectibility of the Contracts generally or the ability of Marlin, the Servicer, the Obligor or the Obligors' Agent to perform its respective duties under the Series 2000-A Related Documents; or

                  (j) Marlin shall (i) default on a payment obligation (and such default is not cured within any applicable cure period and which default is not waived) or a termination event shall occur, in either case, with respect to any on or off-balance sheet financing or (ii) default (in a manner other than a payment default) on any debt obligation with an outstanding balance in excess of $1,000,000; or

                  (k) Marlin ceases to own (directly or indirectly) one hundred percent of the capital stock or membership interests of the Obligor; or

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

                  (l) the financial strength rating of the Series Support Provider is withdrawn, suspended or reduced below BBB- by S&P (or the equivalent financial strength rating by any nationally recognized statistical rating agency then rating the Series Support Provider);

                  (m) a Series Support Provider Default shall have occurred and the Series Support Provider is not replaced within forty-five (45) calendar days with a surety provider, the financial strength of which is rated "AAA" by S&P (or the equivalent financial strength rating by any nationally recognized statistical rating agency then rating the Series Support Provider), and provides surety bond substantially identical in all respects (including the level of premiums with respect thereto);

                  (n) Marlin, the Transferor, the Obligors' Agent, the Servicer or the Obligor shall enter into any transaction or merger in which it is not the surviving entity without the consent of the Series Support Provider (which consent shall not be unreasonably withheld);

                  (o) at any time, the Three-Month Rolling Average 31 to 60 Day Portfolio Delinquency Ratio exceeds 8.0%, or the Three-Month Rolling Average 61 to 90 Day Portfolio Delinquency Ratio exceeds 2.0%, or the Three-Month Rolling Average 91 Plus Day Portfolio Delinquency Ratio exceeds 1.0% or the Three-Month Rolling Average Portfolio Charged-Off Ratio is in excess of 2.50%;

                  (p) The Three-Month Rolling Average 31 to 60 Day Delinquency Ratio exceeds 8.0%, or the Three-Month Rolling Average 61 to 90 Day Delinquency Ratio exceeds 2.0%, or the Three-Month Rolling Average 91 Plus Day Delinquency Ratio exceeds 1.0%, in each case which is calculated for the first time in the fourth month after the Series Closing Date or after a Take-Out, as applicable;

                  (q) at any time, the Three-Month Rolling Average Charged-Off Ratio exceeds the Applicable Trigger Charged-Off Ratio;

                  (r) Marlin's Tangible Net Worth as of the end of any calendar quarter is less than the sum of (x) $19,900,000 plus (y) 75% of all of Marlin's positive net income (less dividends accrued on preferred stock) earned since September 30, 2000;

                  (s) Marlin's Debt-to-Equity Ratio as of the end of any calendar quarter exceeds 12.0;

                  (t) Marlin records a financial loss on any quarterly or annual financial statements in excess of $100,000;

                  (u) Marlin's annual audited financial statements are qualified in any manner;

                  (v) a Hedge Counterparty fails to satisfy the definition thereof and is not replaced within fifteen (15) Business Days with a Person satisfying the definition thereof;

                  (w) two out of three of Daniel P. Dyer, Gary Shivers or Gary Kester are no longer officers of Marlin, are no longer involved in the day to day operations of Marlin, or are

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

unable to work for six consecutive months and are not replaced by new personnel reasonably acceptable to the Series Support Provider within 90 days of the occurrence of such event;

                  (x) as of any Settlement Date, the aggregate notional balances applicable to all Hedging Agreements:

                  (i) if all such Hedging Agreements are Cap Agreements, are less than the Net Investment as of such Settlement Date; and

                  (ii)     if not all such Hedging Agreements are Cap
                           Agreements:

                                    (a)     during the Revolving Period, are
                                            less than or greater than the Net
                                            Investment as of such Settlement
                                            Date by an amount (y) in excess of
                                            five percent of the Net Investment
                                            as of such Settlement Date or (z) in
                                            excess of one percent of the Net
                                            Investment as of the end of any
                                            calendar quarter;

                                    (b)     during the Amortization Period, are
                                            less than or greater than the Net
                                            Investment as of such Settlement
                                            Date by an amount in excess of five
                                            percent of the Net Investment as of
                                            such Settlement Date;

                  (y) any Series 2000-A Note or any other Note shall cease to constitute debt of the Obligor for federal income tax purposes;

                  (z)      the Termination Date shall have occurred;

                  (aa) At any time, Marlin fails to maintain unused commitment availability under credit facilities for the warehousing or financing of collateral or for general corporate purposes at a minimum level of thirty (30%) percent of Marlin's cumulative originations for the immediately preceding three month period; provided, however, that such minimum level shall be exclusive of the credit facility contemplated herein;

                  (bb) the Interest Coverage Ratio is no less than 3:1, measured quarterly on a rolling four quarter basis;

                  (cc) an "Event of Default" (as defined in the Insurance and Indemnity Agreement) shall have occurred; or

                  (dd) a draw under the Policy is made pursuant to the terms thereof and pursuant to Section 3.10 hereunder;

then, and in any such event, a "Series Event of Default" shall be deemed to have occurred.

                  At any time following the occurrence and during the continuance of any Series Event of Default, the Series Controlling Party (or, in the case of subparagraph (l) above, the Agent) may, by notice to the Obligors' Agent, declare the occurrence of the Termination Date, except that, in the case of any event described in subparagraph (d) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event.

                  Upon the declaration or automatic occurrence of the Termination Date, the Series 2000-A Note and all other indebtedness and liabilities of the Obligor and the Transferor to the Series 2000-A Secured Parties shall become immediately due and payable, without any further act or notice by any Person. Upon any occurrence of a Series Event of Default, the Trustee and the Series 2000-A Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative; provided, however, that in the absence of material fraud on the part of the Transferor, the Obligor or the Servicer, and so long as no Series Event of Default shall have occurred under clause (d) above, the Series Controlling Party shall not direct the Trustee to liquidate the Series 2000-A Trust Estate during the ninety (90) day period immediately following the occurrence of such Series Event of Default.

                  Any Series Event of Default, once declared, or any declaration of the Termination Date, may be rescinded by the Series Controlling Party, on such terms and conditions as may be stipulated by the Series Controlling Party at such time.

                  The Trustee shall promptly send a written notice to Moody's and to Standard & Poor's of the occurrence of, and the waiver of, any Series Event of Default, to the extent that the Trustee has actual knowledge of, or has received notice of, any such occurrence or waiver.

                  Section 5.02 Direction by the Series Support Provider.

                  Notwithstanding anything contained herein to the contrary, if a Series Event of Default has occurred and is continuing, so long as there has been no Series Support Provider Default, the Series Support Provider shall have the sole right (to the exclusion of the Owners) to direct the Trustee as to any and all remedies to be sought or taken under this Series 2000-A Supplement and the Trustee shall not exercise any such remedies unless directed by the Series Support Provider; provided, however, that, upon the occurrence of the event set forth in Section 5.01(l), the Agent shall have the right to so direct the Trustee. Each Owner, by its purchase of a Series 2000-A Note, shall be deemed to have consented to the Series Support Provider rights hereunder with respect to a Series Event of Default. At such time as there exists and is continuing a Series Support Provider Default the Trustee shall not be bound to continue to comply with any term or condition of this Series 2000-A Supplement that requires the consent of or approval or direction from the Series Support Provider.

                                   ARTICLE VI

                            PREPAYMENT AND REDEMPTION

                  Section 6.01 Mandatory Prepayment. Notwithstanding any limitation on recourse contained in this Series 2000-A Supplement or the Master Agreement, if on any day, any Series 2000-A Contract is discovered not to have been an Eligible Contract on its applicable Pledge Date, then the Obligor shall, on or prior to the Business Day preceding the next following

Settlement Date, deliver to the Servicer for deposit in the Series 2000-A Facility Account, the related Prepayment Amount. Upon payment in full by the Obligors' Agent to the Servicer of the Prepayment Amount, the security interest of the Trustee in the related Series 2000-A Contract and the Related Security shall be deemed released, and the Trustee shall, upon written request, promptly deliver to the Obligor any documents in the Trustee's possession evidencing the Series 2000-A Contract and its interest in such Equipment related thereto and such Related Security. The Trustee shall take all actions at the expense of and at the request of the Servicer to ensure that such security interest is released, including, at the Obligor's expense, execute such UCC-3 assignments, termination statements and other documents as may reasonably be requested and prepared by the Obligors' Agent.

                  Section 6.02 Optional Redemption.

                  (a) "Clean-Up Call" Redemption. On any Settlement Date occurring on or after the date upon which the Series 2000-A Note Balance shall have been reduced to an amount which is less than or equal to 15% of the Maximum Series Limit, the Obligor shall have the option to redeem the outstanding Series 2000-A Note at a redemption price (the "Redemption Price") equal to the outstanding Series 2000-A Note Balance of the Series 2000-A Notes, plus all accrued and unpaid interest thereon and all fees and other amounts owing to the Agent on behalf of the Purchasers in connection therewith, together with any amounts then due the Series Support Provider with respect to unreimbursed drawings under the Policy, together with interest thereon, calculated at the rate set forth in the Insurance and Indemnity Agreement, plus any amounts owing to the Series Support Provider under this Series 2000-A Supplement, the Insurance and Indemnity Agreement and the Premium Letter, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligor's Agent. The Obligors' Agent shall give the Servicer, the Trustee, the Series Support Provider and the Agent at least 30 days' irrevocable prior written notice of the date on which the Obligor intends to exercise such option to purchase. Not later than 12:00 P.M., New York City time, on such Settlement Date the Obligor shall remit such amount to the Agent and the Series Support Provider (by wire transfer to an account to be designated by the Agent and the Series Support Provider, as applicable, which designation may be a standing wire direction) in immediately available funds. Such purchase option is subject to payment in full of the Redemption Price. The Agent shall promptly thereafter distribute the applicable amounts to each of the applicable Purchasers in accordance with their respective interests therein.

                  Section 6.03 Tender of Series 2000-A Note. The Obligors' Agent may request the Agent to tender to the Trustee all or a portion of the Series 2000-A Note that it then holds, provided that such tender shall only take place if:

                  (a) (i) the Agent, the Series Support Provider and the Trustee have received written and irrevocable notice on or before the last day of the Collection Period most recently ended prior to, and in any event at least 10 days prior to any date set for such tender and the Agent has consented to such tender (which consent shall not be unreasonably withheld) and (ii) the Trustee shall have received written and irrevocable notice of the election described in subsection (b)(i) and (b)(ii) below, and in the event such election is that described in (b)(ii) such payment will be deposited with the Trustee with instructions to pay the Agent;

                  (b) upon the date set for tender, the Agent shall receive either (i) if it so elects, in lieu of payment, a new Series of Notes or (ii) payment in an amount equal to the then Series 2000-A Note Balance being tendered, plus interest accrued but unpaid on such Series 2000-A Note to, but not including, the date of tender, together with all other fees and amounts then due and payable or relating to the Series 2000-A Note Balance being tendered, or to the related Series 2000-A Noteholders pursuant to the terms hereof, or of the Note Purchase Agreement;

                  (c) the purchaser of any Series 2000-A Notes so tendered shall not be the Obligor or any Affiliate of the Obligor;

                  (d) in the event that the Series 2000-A Note is being tendered in full on the Termination Date, all Accrued Liabilities and Insurer Fees, Unused Fees and any Default Fees owed to the Insurer pursuant to the terms of this Agreement, the Policy, the Premium Letter and the Insurance and Indemnity Agreement have to be paid in full; and

                  The provisions of this Section 6.03 shall apply whether or not a Series Event of Default shall have occurred and then be in effect.

                                  ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.01 Agent Authorized to Act for the Purchasers; Notices. The parties hereto acknowledge that the Agent is authorized, pursuant to the terms of the Note Purchase Agreement, to act for the Purchasers, including, without limitation, for purposes of receiving distributions as described in this Series 2000-A Supplement on behalf of such Purchasers. Notwithstanding anything to the contrary in the Master Agreement or this Series 2000-A Supplement, the Trustee and the Servicer shall deliver all notices and distributions to be made to the Agent as the registered owner of a Series 2000-A Note and such delivery shall be deemed to comply with all requirements of the Master Agreement. All notices, demands and requests to the Agent pursuant to the Master Agreement or this Series 2000-A Supplement, in each case, be in writing and shall be deemed duly given if personally delivered at, mailed by overnight courier to, or sent by facsimile transmission to Deutsche Bank AG, New York Branch, 31 West 52nd Street, New York, N.Y. 10019, Fax (212) 469-7210,
Attention: Asset Finance Department or at such other address or facsimile number as shall be designated by the Agent in a written notice to each party hereto.

                  Section 7.02 Ratification of Master Agreement. As supplemented by this Series 2000-A Supplement, the Master Agreement is in all respects ratified and confirmed and the Master Agreement, as so supplemented by this Series 2000-A Supplement shall be read, taken and construed as one and the same instrument.

                  Section 7.03 Counterparts. This Series 2000-A Supplement may be executed in one or more counterparts, each of which so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

                  Section 7.04 GOVERNING LAW. THIS SERIES 2000-A SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT TAKING INTO ACCOUNT THE CONFLICT OF LAWS PRINCIPLES OF ANY JURISDICTION.

                  Section 7.05 Amendments and Waivers.

                  (a) Notwithstanding anything contained in the Master Agreement to the contrary, no term or condition of this Series 2000-A Supplement shall be amended, modified, waived or terminated without the prior written consent of the Obligors' Agent, the Servicer, the Trustee, the Series Support Provider and the Agent.

                  (b) No waiver with respect to any term or condition of the Master Agreement or this Series 2000-A Supplement shall extend to any subsequent or other event, circumstance or default or impair any right consequent thereon except to the extent expressly so waived.

                  (c) Notice of any amendment of this Series 2000-A Supplement or of the Master Agreement shall be forwarded to Standard & Poor's by the Servicer.

                  Section 7.06 Non-petition Clause. By its acceptance of the Series 2000-A Note on behalf of the Purchasers, the Agent on behalf of itself and the Purchasers shall be deemed to have agreed that prior to the date which is one year and one day after the termination of the Master Agreement, such Person shall not acquiesce, petition or otherwise invoke or cause the Obligor or the Obligors' Agent to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Obligor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of or for the Obligor or the Obligors' Agent or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Obligor or the Obligors' Agent.

                  Section 7.07 Certain Information. Certain information concerning the Obligor or the Obligors' Agent and the Servicer is set forth in Exhibit F hereto, which the Obligor or the Obligors' Agent and the Servicer hereby represent and warrant to the Trustee, the Series Support Provider and the Agent as being accurate.

                  Section 7.08 Reserved.

                  Section 7.09 Termination. The obligations of the parties hereto shall continue until all obligations owing to the Series 2000-A Noteholders, the Series Support Provider and the Series 2000-A Secured Parties herein and under the other Series 2000-A Related Documents have been indefeasibly paid in full.

                  Section 7.10 Series Support Provider.

                  (a) The Series Support Provider is an express third-party beneficiary of all Series 2000-A Related Documents.

                  (b) Upon the specific request of the Series Support Provider, the Trustee shall, in each instance, provide to the Series Support Provider copies of any report, notice, Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

                  (c) So long as there does not exist a failure by the Series Support Provider to make a required payment under the Policy or other Series Support Provider Default, except as specifically set forth herein, the Series Support Provider shall have the right to exercise all rights of the Owners under this Series 2000-A Supplement without any consent of such Owners.

                  Section 7.11 Issuance of Additional Series of Notes.

                  (a) So long as the Series 2000-A Notes are outstanding no additional Series of Notes may be issued pursuant to the Master Agreement and no debt may be issued by the Obligor and/or the Obligors' Agent without the prior written consent of the Series Support Provider.

                  IN WITNESS WHEREOF, the Obligor, the Obligors' Agent, and Marlin, in its individual capacity and as the Servicer, the Agent and the Trustee have caused this Series 2000-A Supplement to be fully executed by their respective officers as of the day and year first above written.

                               MARLIN LEASING CORP.,

                                  in its individual capacity and as Servicer

                               By:______________________________________________
                                  Name: George D. Pelose
                                  Title: Vice President

                               MARLIN LEASING RECEIVABLES CORP. IV,
                                  as the Obligors' Agent

                               By:______________________________________________
                                  Name: George D. Pelose
                                  Title: Vice President

                               MARLIN LEASING RECEIVABLES IV LLC,
                                  as the Obligor

                              By: MARLIN LEASING RECEIVABLES
                                  CORP. IV,
                                  as Managing Member

                               By:______________________________________________
                                  Name: George D. Pelose
                                  Title: Vice President

                               DEUTSCHE BANK AG, NEW YORK BRANCH,
                                  as Agent

                               By:______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                               By:______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                               WELLS FARGO BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Trustee

                               By:______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                               XL CAPITAL ASSURANCE, INC.

                               By:______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                                                      Schedule 1

                  "Interest Coverage Ratio" means, as of the date of determination, the ratio of (a)(i) EBITDA for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date less (ii) Charge Offs for such period to (b) Interest Expense for such period.

                  For the purposes of this Schedule 1 only, the following terms shall have the following meanings:

                  "EBITDA" means, for any period, the sum, for Marlin and its Affiliates (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net operating income (calculated before taxes, Interest Expense, securitization income, extraordinary and unusual items and income or loss attributable to equity in Affiliates) for such period plus (b)
(i) Net Margin on Managed Assets, (ii) depreciation and amortization (to the extent deducted in determining net operating income) and (iii) provision for loan losses (to the extent deducted in determining net operating income) for such period.

                  "Charge Offs" means, for any period, the sum of any payments due and payable to Marlin or its Affiliates (determined on a consolidated basis without duplication in accordance with GAAP) under any contract, lease or other agreement all or a portion of which (i) has been, or should have been, in accordance with the Credit and Collection Policy, written off the books of Marlin or any Affiliate, as applicable, as uncollectible or (ii) has remained unpaid for a period of 121 days or more from the original due date for such payment.

                  "Interest Expense" shall mean, for any period, the sum, for Marlin and its Affiliates (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of capital lease liabilities) accrued or capitalized during such period (whether or not actually paid during such period); excluding, however, all such interest in respect of Indebtedness incurred for the sole purpose of, or in connection with, the financing of lease receivables, plus (b) the net amount payable (or minus the net amount receivable) under Hedging Liabilities during such period (whether or not actually paid or received during such period).

                  "Hedging Liability" means, relative to any Person, all liabilities of such Person under interest rate and currency swap, cap and collar agreements and all other writings designed to protect such Person against fluctuations in interest or currency exchange rates.

                  "Indebtedness" means, relative to any Person, without duplication:

                  (a) all obligations of such Person for borrowed money (including all notes payable and drafts accepted representing extensions of credit) and all obligations evidenced by bonds, debentures, notes or other similar instruments on which interest charges are customarily paid;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and bankers' acceptances issued for the account of such Person;

                  (c)      all capitalized leases of such Person;

                  (d) net monetary liabilities of such Person under all Hedging Liabilities (calculated, at any time, as the aggregate amount (giving effect to any netting agreement) that such Person would be required to pay if the agreements giving rise to such Hedging Liabilities were terminated at such time);

                  (e) all obligations of such Person to pay the deferred purchase price of property services that, in accordance with GAAP, would be included on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                  (f)      all indebtedness referred to in clause (a), (b), (c),
         (d) or (e) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that in the case of any such Indebtedness which is by its terms non-recourse to such Person, the amount of such Indebtedness shall, for the purpose of this clause, be deemed to be the lesser of (x) the aggregate unpaid principal amount of such Indebtedness and (y) the fair market value of the property subject to such Lien, as determined by such Person in good faith; and

                  (g) all contingent liabilities of such Person in respect of any Indebtedness of any other Person.

                  "Net Margin on Managed Assets" means accrued interest income for any period on lease receivables serviced by Marlin less accrued interest expense in respect of Indebtedness incurred for the sole purpose of, or in connection with, the financing of lease receivables serviced by Marlin.

                                                                      Schedule 2

                              HEDGE COUNTERPARTIES

Barclays Bank PLC.

Deutsche Bank AG New York Branch

ABN AMRO Bank N.V.

                                    EXHIBIT A

                           FORM OF SERIES 2000-A NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE OBLIGORS AND THEIR AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED PURCHASER WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE MASTER FACILITY AGREEMENT AND THE SERIES SUPPLEMENT REFERRED TO HEREIN.

NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT.

NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE MASTER FACILITY AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

No. 1                                                               $125,000,000

       MARLIN LEASING RECEIVABLES MASTER ASSET-BACKED FINANCING FACILITY,

                               SERIES 2000-A NOTE

                              MARLIN LEASING CORP.,
                              as the Servicer, and

                       MARLIN LEASING RECEIVABLES IV LLC,
                                 as the Obligor

(Not an interest in or obligation of Marlin Leasing Corp., or its affiliates, other than Marlin Leasing Receivables IV LLC)

                  This certifies that DEUTSCHE BANK AG, NEW YORK BRANCH (the "Series 2000-A Noteholder") is the registered owner of this Series 2000-A Note (the "Series Note") issued by Marlin Leasing Receivables IV LLC ("MLR IV LLC"), (the "Obligor"), created pursuant to that certain Master Lease Receivables Asset-Backed Financing Facility Agreement, dated as of December 1, 2000 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Master Facility Agreement"), by and among Marlin Leasing Corp. (the "Servicer"), Marlin Leasing Receivables Corp. IV ("MLR IV"), as Obligors' Agent (in such capacity, the "Obligors' Agent"), and Wells Fargo Bank Minnesota, National Association, as trustee and back-up servicer (the "Trustee")

                  To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Master Facility Agreement or the Series Supplement (as hereinafter defined), as applicable. This Series Note is issued under and is subject to the terms, provisions and conditions of the Series 2000-A Supplement to the Master Facility Agreement, dated as of December 1, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Series Supplement") among the Servicer, the Series Obligor, the Obligors' Agent, the Trustee and Deutsche Bank AG, New York Branch, as Agent (the "Agent"), to which the Series 2000-A Noteholder, by virtue of its acceptance hereof, assents and by which the Series 2000-A Noteholder is bound.

                  The Series Obligor has pledged to the Trustee for the benefit of the Series 2000-A Secured Parties, and the Trustee has accepted the pledge of, all of the Series Obligor's now owned and existing and hereafter acquired or arising right, title and interest in and to the Series 2000-A Trust Estate described in the Series 2000-A Supplement.

                  It is the intent of the Obligor and the Series 2000-A Noteholder that, for federal, state and local income and franchise tax purposes, the Series Note will be evidence of indebtedness of the Series Obligor. The Series Obligor and the Series 2000-A Noteholder, by the acceptance of this Series Note, agree to treat this Series Note for federal, state and local income and franchise tax purposes as indebtedness of the Series Obligor secured by the Series 2000-A Trust Estate.

                  Subject to, and in accordance with, the terms and conditions of the Series Note and the Series Supplement, the Series 2000-A Note Balance (the "Series Note Balance") may from time to time be increased; provided that the outstanding principal balance of this Series Note shall not exceed the dollar amount first above written.

                  The Agent, on behalf of the Purchasers, is authorized to record, on the schedule annexed thereto and made a part hereof or on other appropriate records of the Agent, the date and amount of each Advance made by the Purchasers, each continuation thereof, the interest rate from time to time on each Advance and the date and amount of each payment or repayment of principal thereof. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of the Agent to make any such recordation (or any error in such recordation) shall not affect the obligations of the Series Obligor hereunder or under the Series Supplement and Master Facility Agreement in respect of this Series Note.

                  The Master Facility Agreement and the Series Supplement permit, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the Series Obligor, the Servicer and the Trustee and the rights of the Series 2000-A Noteholder under the Master Facility Agreement or the Series Supplement at any time by the Servicer, the Series Obligor and the Trustee without, in certain cases, the consent of the Series 2000-A Noteholder, as more particularly described in the Master Facility Agreement and the Series Supplement.

                  The transfer of this Series Note is subject to certain restrictions set forth in the Master Facility Agreement, the Series Supplement and the Note Purchase Agreement.

                  The Servicer, the Trustee and any agent of the foregoing may treat the person in whose name this Series Note is registered as the owner for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  Unless the certificate of authentication attached hereto has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Series Note shall not be entitled to any benefit under the Master Facility Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Series Obligor has caused this Series Note to be duly executed and authenticated.

Dated as of [_________]

                               MARLIN LEASING RECEIVABLES IV LLC

                                     By: MARLIN LEASING RECEIVABLES
                                         CORP. IV, as Managing Member

                               By:______________________________________________
                                  Title:

Attested:

By:____________________________
Title:_________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Series Notes designated herein referred to in the within-mentioned Master Facility Agreement and the within-mentioned Series Supplement thereto.

                                              [______________________________]
                                                  as Trustee

                                              By:_______________________________
                                                  Authorized Signatory

                         SCHEDULE TO SERIES 2000-A NOTE

                                        Amount               Amount of Principal
       Date                          of Advance                     Repaid            Total Principal Outstanding
------------------              --------------------         -------------------      ---------------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------
------------------              $-------------------         -------------------           ------------------

                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

Instructions for sending wires to the Agent on behalf of the Noteholders and the Series Support Provider pursuant to Section 3.03(b):

                  In the case of the Agent:

                                  Deutsche Bank
                                ABA # 026-003-780
                                A/C 104363460008
                                  A/C Name: TTI
                                   Ref: Marlin

                  In the case of the Series Support Provider:

                  Receiving Bank: Fleet Bank NA
                           777 Main Street
                           Hartford, CT 06115-2001
                           ABA - 011900571

                  Beneficiary: XL Capital Assurance Inc.
                           250 Park Avenue, 19th Floor
                           New York, NY 10177-1999
                           Account Number 94278-35841

                  Reference: Policy number: CA00046A
                           Marlin Leasing Receivables IV LLC, Series 2000-A
                           Notes

                                    EXHIBIT D

                         FORM OF SERVICER'S CERTIFICATE

                                    EXHIBIT E

                                FORM OF CONTRACTS

                                    EXHIBIT F

PLACES OF BUSINESS OF THE OBLIGOR AND THE SERVICER; LOCATIONS OF RECORDS; FEDERAL EMPLOYER IDENTIFICATION NUMBERS

A.       Obligor
         1.         Marlin Leasing Receivables IV LLC

              a.         Chief Executive Office and Principal Place of Business

                    639 Isbell Road, Suite 390
                    Reno, Nevada 89509

              b.         Other Locations of Records

                    124 Gaither Drive, Suite 170
                    Mt. Laurel, New Jersey 08054

              c.         FEIN: 52-2282213

              d.         State of Organization: Nevada

B.       Servicer

         1.         Marlin Leasing Corporation

                         Chief Executive Office and Principal Place of Business

              124 Gaither Drive, Suite 170
              Mt. Laurel, New Jersey 08054

         2.         Other Locations of Records

              None

         3.         Servicer's FEIN:

              22-3520555

         4.         State of Incorporation:

              Delaware

                                    EXHIBIT G

                              FORM OF PLEDGE NOTICE

                                     [DATE]

TO: Deutsche Bank AG, New York Branch     XL Capital Assurance, Inc.
    31 East 53rd Street                   230 Park Avenue, 10th Floor
    New York, New York 10019              New York, New York 10177
    Attention: Asset Finance Department
                                          Wells Fargo Bank Minnesota, N.A.
    Marlin Leasing Corp.                  MAC N9311-161
    124 Gaither Drive, Suite 170          Sixth Street and Marquette Avenue
    Mt. Laurel, New Jersey 08054          Minneapolis, Minnesota 55479
    Attention: Dan Dyer                   Attention: Corporate Trust Services -
                                                            Asset Backed
                                                            Administration

                  Re:      Marlin Lease Receivables Master Facility, Series
                           2000-A Note

Ladies and Gentlemen:

                  Reference is made to that certain Amended and Restated Series 2000-A Supplement, dated as of August 7, 2001 (the "Series Supplement"), among Marlin Leasing Corp. (the "Servicer"), Marlin Leasing Receivables IV LLC ("MLR IV LLC" or the "Series Obligor"), Deutsche Bank AG, New York Branch, as agent, XL Capital Assurance, Inc., as the Series Support Provider and Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), as trustee, and to that certain Master Lease Receivables Asset-Backed Financing Facility Agreement, dated as of December 1, 2000 (the "Master Facility Agreement"), among the Servicer, MLR IV and Norwest, as trustee and back-up servicer. Capitalized terms used herein shall have the meanings assigned to such terms in the Series Supplement and Master Facility Agreement.

                  Pursuant to Section 4.01(b) of the Series Supplement, the undersigned, a duly authorized representative of the Series Obligors, hereby provide notice of an increase in the Series 2000-A Note Balance (each amount, an "Advance Amount"), and in that connection sets forth below the information relating to such proposed increase, as required by Section 4.01(c) of the Series
Supplement:

         (i) The aggregate amount of the related Advance Amount is $____________.

         (ii)     The date on which such Advance Amount shall occur is
_______________.

         (iii)    Attached hereto as Exhibit A is the related List of Contracts.

         (iv)     The Purchase Price Percentage applicable to the Pledge is
___%.

         (v) The Hedge Rate applicable to such Series 2000-A Contracts being Pledged is ____%.

         (vi) The aggregate Contract Principal Balance of all Series 2000-A Contracts being Pledged is $_______________.

         (vii) The Borrowing Base immediately prior to such pledge is $__________, and the Pro Forma Borrowing Base is $__________.

                  The undersigned certifies that as of the date hereof and on the date of the proposed Advance Amount, all of the conditions precedent to the proposed Advance Amount set forth in Section 4.01 of the Series Supplement have been satisfied.

                                          Very truly yours,

                                          MARLIN LEASING RECEIVABLES
                                            CORP. IV, as the Obligors' Agent

                                          By:___________________________________
                                             Name:
                                             Title:

                                          MARLIN LEASING RECEIVABLES IV LLC

                                          By: MARLIN LEASING RECEIVABLES
                                              CORP. IV, as Managing Member

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                    EXHIBIT H

                         FORM OF NON-APPROPRIATION RIDER

                                    EXHIBIT I

                              FORM OF CAP AGREEMENT